SCHWAB TAX-EXEMPT MONEY FUND -- VALUE ADVANTAGE SHARES (TM)
SCHWAB CALIFORNIA TAX-EXEMPT MONEY FUND -- VALUE ADVANTAGE SHARES(TM) SCHWAB NEW YORK TAX-EXEMPT MONEY FUND -- VALUE ADVANTAGE SHARES(TM)
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PROSPECTUS June 6, 1995, as amended September 29, 1995

TO PLACE ORDERS AND FOR ACCOUNT INFORMATION: Contact your local Charles Schwab & Co., Inc. ("Schwab") office, or call 800-2 NO-LOAD.

THE SCHWAB TAX-EXEMPT MONEY FUND (THE "TAX-EXEMPT FUND"), SCHWAB CALIFORNIA TAX-EXEMPT MONEY FUND (THE "CALIFORNIA FUND"), AND SCHWAB NEW YORK TAX-EXEMPT MONEY FUND (THE "NEW YORK FUND") (the "Funds") are designed to provide you with the highest possible current income consistent with each Fund's investment objective while seeking to preserve your investment and provide you with liquidity. As a matter of fundamental policy, the Tax-Exempt Fund is a diversified investment portfolio, and the New York Fund and California Fund are non-diversified investment portfolios, of The Charles Schwab Family of Funds (the "Trust"), a no-load, open-end management investment company. Shares of the California Fund are offered to California residents and the residents of selected other states. Shares of the New York Fund are offered to New York residents and the residents of selected other states. This Prospectus relates to the Value Advantage Shares of each Fund. For a prospectus describing the other class of shares of the Fund (the "Sweep Shares"), call your local Schwab office or 800-2 NO-LOAD.

ABOUT THIS PROSPECTUS: THIS PROSPECTUS PROVIDES YOU WITH CONCISE INFORMATION THAT YOU SHOULD KNOW BEFORE YOU DECIDE IF THE FUNDS PROVIDE THE INVESTMENT OPPORTUNITY YOU WANT. READ IT CAREFULLY, AND RETAIN IT FOR FUTURE REFERENCE. This Prospectus may be available via electronic mail. For a free paper copy call 800-2 NO-LOAD. You can find more detailed information in the Statement of Additional Information, dated June 6, 1995, as amended September 29, 1995 (and as may be amended from time to time). The Statement has been filed with the SEC and is incorporated in this Prospectus by reference (which means that it is legally considered part of this Prospectus even though it is not printed here). You can get your own free copy of the Statement of Additional Information by calling Schwab at 800-2 NO-LOAD, or by writing the Funds at 101 Montgomery Street, San Francisco, California 94104.

ATTENTION OHIO INVESTORS. THE OHIO ADMINISTRATIVE CODE REQUIRES US TO MAKE THE FOLLOWING DISCLOSURE. UNLIKE OTHER MUTUAL FUNDS WHICH MAY INVEST NO MORE THAN 15% OF THEIR TOTAL ASSETS IN THE SECURITIES OF ISSUERS WHICH TOGETHER WITH ANY PREDECESSORS HAVE A RECORD OF LESS THAN THREE YEARS CONTINUOUS OPERATIONS OR SECURITIES OF ISSUERS WHICH ARE RESTRICTED AS TO DISPOSITION, THE TAX-EXEMPT FUND AND THE NEW YORK FUND MAY EACH INVEST UP TO 50% OF THEIR TOTAL ASSETS IN SUCH SECURITIES.

                               TABLE OF CONTENTS

     KEY FEATURES OF THE FUNDS.....................................................     2
     SUMMARY OF EXPENSES...........................................................     3
     MATCHING THE FUNDS TO YOUR INVESTMENT NEEDS...................................     4
     INVESTMENT OBJECTIVES AND POLICIES............................................     6
     INVESTMENT TECHNIQUES USED BY THE FUNDS.......................................    10
     SPECIAL RISK CONSIDERATIONS...................................................    12
     ORGANIZATION AND MANAGEMENT OF THE FUNDS......................................    13
     INVESTING IN SHARES OF THE FUNDS..............................................    15
     IMPORTANT INFORMATION ABOUT YOUR INVESTMENT...................................    19
     GLOSSARY OF IMPORTANT TERMS...................................................    23

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
         SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
              COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
                  THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN EACH FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S.
     GOVERNMENT. THERE CAN BE NO ASSURANCE THAT ANY OF THE FUNDS WILL BE
         ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

KEY FEATURES OF THE FUNDS

MAXIMUM CURRENT INCOME AND SAFETY. Our goal is to provide you with the highest possible current income consistent with the investment objectives of each Fund while preserving your investment and providing you with quick access to your money. To achieve this goal, the Funds invest in high-quality, short-term debt securities. The Tax-Exempt Fund seeks to provide you with current income that is exempt from Federal income taxes. The California Fund seeks to provide you with current income that is exempt from Federal income taxes and California personal income taxes. The New York Fund seeks to provide you with current income that is exempt from Federal income taxes and personal income taxes imposed by New York State and New York municipalities. (See "Investment Objectives and Policies.")

PRESERVATION OF INVESTMENT. Each Fund seeks to maintain a stable net asset value (known as the Fund's "NAV") of $1.00 per share.

READY ACCESS TO YOUR CASH. You can conveniently sell your shares of any Fund at any time. Generally, your redemption check will be available the next Business Day at your local Schwab office, or it can be mailed directly to you.

LOW COST INVESTING. The Value Advantage Shares of the Funds were designed with operating expenses well below the industry average. (See "Matching the Funds to Your Investment Needs.") Additionally, you pay no sales fee when you buy shares of the Funds. Fees may be charged for balances and transactions under the required minimums.

PROFESSIONAL MANAGEMENT OF THE FUNDS. Charles Schwab Investment Management, Inc. (referred to in this Prospectus as the "Investment Manager") currently manages the mutual funds in the SchwabFunds Family(R), a family of 21 mutual funds with over $29 billion in assets as of September 25, 1995. (See "Organization and Management of the Funds--The Investment Manager.")

SHAREHOLDER SERVICES. Schwab's professional representatives are available toll-free 24 hours a day at 800-2 NO-LOAD to service your account, or you can call your local Schwab office during regular business hours. (See "Investing in Shares of the Funds.")

CONVENIENT REPORTING. You receive one consolidated account statement for all of your account activity that combines all of your mutual fund activity into one report.

READING THIS PROSPECTUS. For your ease of reading, we have italicized certain terms which have been included in the glossary at the end of this Prospectus. If you are unsure of the meaning of any italicized term, check the glossary. References to "you" and "your" in this Prospectus refer to prospective investors and/or current shareholders, while references to "us", "our", or "our Funds" refer to the Value Advantage Shares or to the three Funds generally.

SPECIAL RISK CONSIDERATIONS. An investment in any of the Funds is subject to certain risks arising out of each such Fund's investments in Municipal Securities issued by a single state, municipal leases, participation interests and certain other securities, as discussed in this Prospectus. (See "Investment Techniques Used by the Funds" and "Special Risk Considerations" for more information.)

SUMMARY OF EXPENSES

ANNUAL OPERATING EXPENSES

Each class of our Funds pays its own annual operating expenses. These expenses include management fees paid to the Investment Manager, transfer agency fees, and other expenses. These expenses cover, for example, services such as investment research and management of the portfolios, and maintaining shareholder records. Because these fees are paid from the income and assets of the Value Advantage Shares of each Fund, they are factored into the price of each Fund's Value Advantage Shares and into the annual dividends paid to holders of Value Advantage Shares. As a shareholder, you are not charged any of these fees directly.

YOUR FEES FOR BUYING AND SELLING SHARES

You pay no sales fee when you buy shares of our Funds. Because the Value Advantage Shares of the Funds are designed for individuals who maintain high balances in their Schwab accounts, the Transfer Agent charges a $5 administrative fee if you sell or exchange shares worth less than $5,000. The Transfer Agent charges a $5 fee each month that your Fund account balance falls below the required $20,000 minimum. The Transfer Agent will notify you in writing 15 days before this fee is assessed in order to give you time to bring your account balance up to the minimum amount.

The following fees (except the administrative fee) are stated as a percentage of how much the Value Advantage Shares of each Fund are worth on an average day.

                                                                NEW YORK   CALIFORNIA    TAX-EXEMPT
                                                                  FUND        FUND          FUND
                                                                --------   -----------   -----------
SHAREHOLDER TRANSACTION EXPENSES:
     Administrative Fee(1)....................................   $ 5.00       $5.00         $5.00
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS):
     Management Fee (after fee reduction)(2)..................     0.20%       0.19%         0.20%
     12b-1 Fees...............................................      None        None          None
     Other Expenses (after fee reductions and/or
       expense reimbursements(3)..............................     0.25%       0.26%         0.25%
TOTAL FUND OPERATING EXPENSES(4)(5)...........................     0.45%       0.45%         0.45%

(1) If you sell or exchange shares in an amount less than $5,000, you will be subject to a $5 administrative fee.

(2) This amount reflects a reduction by the Investment Manager, which is guaranteed through at least April 30, 1996. If there were no such reduction, the maximum management fee would be 0.46% of each Fund's average daily net assets.

(3) "Other Expenses" are based on estimated amounts for the current fiscal year for each Fund. See "Matching the Fund to Your Investment Needs" for information regarding the differing Transfer Agency fees for the multiple classes of shares of the Funds.

(4) This amount reflects the guarantee by Schwab and our Investment Manager that, through at least April 30, 1996, the total operating expenses of the Value Advantage Shares of each Fund will not exceed 0.45% of average daily net assets of the Value Advantage Shares of each Fund. If there were no such reduction, the estimated maximum total operating expenses would be 0.70% of the average daily net assets of the Value Advantage Shares of each Fund.

(5) You may be charged a fee if applicable minimum balances are not maintained in your Schwab brokerage account or Schwab One(R) account. (see "Investing in
Shares of the Funds--How to Buy Shares--Schwab Account Minimums and Associated Fees.") Schwab Individual Retirement Accounts with balances of $10,000 or more by September 15, 1996 will not be charged Schwab's $29 annual IRA account fee for the life of the account. Schwab Keogh plans are currently charged an annual fee of $45. See "How To Buy Shares" for information regarding the differing minimum balance and minimum investment requirements of the multiple classes of shares of the Funds.

EXAMPLE. You would pay the following expenses on a $1,000 investment in the Value Advantage Shares of each Fund assuming (1) 5% annual return; and (2) redemption at the end of each period.

                                                        1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                        ------     -------     -------     --------
Tax-Exempt Fund.......................................    $5         $14         $25         $57
California Fund.......................................    $5         $14         $25         $57
New York Fund.........................................    $5         $14         $25         $57

THE PRECEDING TABLE IS AN EXAMPLE ONLY, AND DOES NOT REPRESENT PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THE EXPENSES SHOWN IN THE EXAMPLE. This example reflects the guarantee by Schwab and the Investment Manager that, through at least April 30, 1996, total operating expenses for the Value Advantage Shares of each Fund will not exceed 0.45% of the class' average daily net assets. Also, this example does not include the $5 administrative fee on sales or exchanges of Fund shares equal to or less than $5,000. Nor does this example include the $5 monthly fee charged on balances that fall below $20,000. Please remember, that while this example assumes a 5% annual return on investment, the actual return for the Value Advantage Shares of each Fund may be more or less than the 5% annual return used in this example.

The purpose of the preceding table is to help you understand the various costs and expenses you will bear directly or indirectly when you invest in the Value Advantage Shares of the Funds. (See "Organization and Management of the Funds--Operating Fees and Expenses.")

MATCHING THE FUNDS TO YOUR INVESTMENT NEEDS

Because the Value Advantage Shares of the Funds are designed for Schwab accounts with larger balances and less frequent shareholder transactions, we can keep the operating expenses lower than the industry average, which helps provide more competitive yields. The table below shows the

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

anticipated total operating expenses of the Value Advantage Shares of each Fund compared to the industry average for similar type funds.

           VALUE ADVANTAGE SHARES                            INDUSTRY AVERAGES*
--------------------------------------------    --------------------------------------------
Tax-Exempt Fund...................     0.45%    Tax-Exempt Money Market Funds.....     0.70%
                                                California Tax-Exempt
California Fund...................     0.45%      Money Market Funds..............     0.53%
                                                New York Tax-Exempt
New York Fund.....................     0.45%      Money Market Funds..............     0.58%

Note: These amounts represent total operating expenses after fee waivers for first tier money market funds, not including institutional money funds.

* Fourth quarter industry averages as reported by IBC/Donoghue Quarterly Report on Money Fund Performance, 4th Quarter, 1994.

Our Funds invest in high-quality money market instruments and are designed for high current yields. Keep in mind, however, that because the Value Advantage Shares of the Funds are intended for larger balance accounts, you may be charged a fee for redemptions or exchanges under the required minimum or if your balance falls below the required minimum. These fees are designed to keep shareholder transactions to a minimum which contributes to the Value Advantage Shares lower operating expense ratio.

Schwab also offers an additional class of shares of each of the Funds ("Sweep Shares") which automatically invest the uninvested cash balances in your Schwab account in a Schwab money fund which you select. Sweep Shares may be more suitable for providing income on fluctuating cash balances in your account in between other investments. The Funds may be appropriate for a variety of investment programs. Unlike the Sweep Shares, however, the Value Advantage Shares have been designed for cash reserves which may be held for longer periods of time and may not require frequent investor access. The Funds should not be a substitute for building an investment portfolio tailored to your individual investment needs and risk tolerance. Additionally, the Funds are not suitable for tax-advantaged plans such as Individual Retirement Plans and Keogh plans.

Schwab offers these multiple classes of shares pursuant to a multiple class plan (the "Plan") adopted by the Board of Trustees of the Trust. Pursuant to the Plan, Value Advantage Shares of each Fund are subject to lower transfer agency expenses than the Sweep Shares, as the Sweep Shares offer the "sweep" services described above not available to investors in Value Advantage Shares. In addition, the minimum initial investment and minimum account balance requirements are higher for the Value Advantage Shares than for the Sweep Shares. See "Organization and Management of the Funds--Operating Fees and Expenses" and "How to Buy Shares." For more information regarding the Sweep Shares of the Funds, call your local Schwab office or 800-2 NO-LOAD. You may also obtain information about Sweep Shares from your Schwab broker.

INVESTMENT OBJECTIVES AND POLICIES

THE TAX-EXEMPT FUND

The investment objective of the Tax-Exempt Fund is to provide you with maximum current income that is exempt from federal income taxes consistent with stability of capital. Because any investment involves risk, we cannot guarantee achieving this objective.

To achieve our investment objective, we normally will attempt to invest 100%, and will invest at least 80%, of our total assets in short-term, high-quality debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities that generate interest, which in the opinion of bond counsel, is exempt from federal income taxes and not treated as a tax preference item for purposes of the federal alternative minimum tax ("Municipal Securities").

The investment objective and policies stated above are fundamental to the Tax-Exempt Fund.

Provided that we meet certain minimum conditions (described in the Statement of Additional Information under "Investment Restrictions"), dividends that represent interest income received on Municipal Securities will be exempt from federal income taxes when paid to you. However, such dividend income may be subject to state and local taxes. See "Important Information About Your Investment--Income Tax Information" and the Statement of Additional Information.

THE CALIFORNIA FUND

The investment objective of the California Fund is to provide you with maximum current income that is exempt from federal income and State of California personal income taxes, to the extent consistent with stability of capital. Because any investment involves risk, we cannot guarantee achieving this objective.

To achieve our objective, we normally will attempt to invest 100%, and will invest at least 80%, of our total assets in Municipal Securities.

Absent unusual market conditions, we will invest at least 65% of our total assets in such obligations which also generate interest which, in the opinion of bond counsel, is exempt from State of California personal income taxes ("California Municipal Securities").

The investment objective and policies stated above are fundamental to the California Fund.

Provided that we meet certain minimum conditions (described in the Statement of Additional Information under "Investment Restrictions"), dividends that represent interest income received on California Municipal Securities will be exempt from State of California personal income taxes when paid to California residents. See "Important Information About Your Investment--Income Tax Information" and the Statement of Additional Information.

THE NEW YORK FUND

The investment objective of the New York Fund is to provide you with maximum current income that is exempt from federal income taxes and personal income taxes imposed by New York State and New York municipalities, to the extent consistent with liquidity and stability of capital. Because any investment involves risk, we cannot guarantee achieving this objective.

To achieve our objective, we normally will attempt to invest 100%, and will invest at least 80%, of our total assets in Municipal Securities.

Absent unusual market conditions, we will invest at least 65% of our total assets in such obligations which also generate interest which, in the opinion of bond counsel, is exempt from State of New York and New York municipalities personal income taxes ("New York Municipal Securities").

The investment objective and policies stated above are fundamental to the New York Fund.

Provided that we meet certain minimum conditions (described in the Statement of Additional Information under "Investment Restrictions"), dividends that represent interest income received on New York Municipal Securities will be exempt from State of New York and New York municipalities personal income taxes when paid to New York residents. See "Important Information About Your Investment--Income Tax Information" and the Statement of Additional Information.

MUNICIPAL SECURITIES. Our Funds will invest only in Municipal Securities which at the time of purchase: (a) are rated within the two highest rating categories for municipal commercial paper or short-term municipal securities assigned by any nationally recognized statistical rating organization (NRSRO); (b) are guaranteed or insured by the U.S. Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of U.S. Government securities acceptable to our Investment Manager; or (d) are unrated by any NRSRO, if they are determined by our Investment Manager, using guidelines approved by the Board of Trustees, to be at least equal in quality to one or more of the securities mentioned above. (See "Appendix--Ratings of Investment Securities" in the Statement of Additional Information.)

We may purchase a security that, after being purchased by a Fund, ceases to have a rating, or is downgraded, causing its rating to fall below that required for purchase by the Fund. Neither event would necessarily require the Fund to sell the security. However, we will keep such a security in its portfolio only if the Board of Trustees determines that keeping the security is in the best interests of that Fund.

Municipal Securities in which we may invest are generally classified in one of two categories: "general obligation" securities and "revenue" securities.

General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest.

Revenue securities are secured only by the revenues derived from a particular facility or class of facilities, or from a specific revenue source such as a special excise tax or from the user of the facility being financed.

Revenue securities may include private activity bonds and industrial development bonds. Such bonds may be issued by or on behalf of public authorities to finance various privately operated facilities, and they are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities. From time to time, each of our Funds may invest more than 25% of its total assets in industrial development and private activity bonds.

We may also invest in "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund. The state or municipality which created the issuer has a moral commitment but not a legal obligation to restore the reserve fund.

Our Funds may also invest up to 25% of their total assets in municipal leases, no more than 10% of which may be in illiquid leases. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. These obligations may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. Some investments in municipal leases may be considered to be illiquid. Municipal leases are subject to "nonappropriation risk," which is the risk that the municipality may terminate the lease in the event that the municipality's appropriating body does not allocate the funds necessary to make lease payments. In such circumstances, the lessor is typically entitled to repossess the property. The private sector value of the property is, however, generally less than value of the property to the municipality. The Investment Manager, pursuant to guidelines established by the Board of Trustees, is responsible for continuously determining the credit quality of unrated municipal leases, including an assessment of the likelihood that the lease will not be terminated.

Our Funds may also invest up to 25% of their assets in synthetic variable or floating-rate municipal securities. These securities generally comprise the following elements in a trust: (i) a fixed-rate municipal bond (of any duration); (ii) a right to put the bond at par value on 7-days notice, or after a specific interval of time, depending on the terms of the synthetic security; and (iii) a contractual agreement pursuant to which the investing Fund and the issuer determine the lowest rate that would permit the bond to be remarketed at par, taking into account the put right. The trustee of the trust is generally a bank trust department.

These synthetic floating-rate municipal securities may include tender option bond trust receipts, in which a fixed-rate municipal bond (or group of bonds) is placed into a trust from which two classes of trust receipts are issued, which represent proportionate interests in the underlying bond(s). Interest payments are made on the bond(s) based upon a predetermined rate. Under certain circumstances, the holder of a trust receipt may also participate in any gain or loss on the sale of such bond(s). Tender option bond trust receipts are considered to be Municipal Securities for purposes of each Fund's policy to invest at least 80% of its total assets in Municipal Securities. Tender option bond trust receipts generally are structured as private placements and, accordingly, may be deemed to be restricted securities for purposes of the Funds' investment limitations.

We may invest in variable rate demand instruments issued by industrial development authorities and other government entities. In the event that a variable rate demand instrument to be purchased by a

Fund is not rated by credit rating agencies, our Investment Manager, using guidelines approved by the Board of Trustees, must determine that such instrument is of comparable quality at the time of purchase to a rated instrument that would be eligible for purchase by the Fund. In some cases, the Fund may require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter, line of credit, guarantee, or commitment to lend.

Although there may be no active secondary market for a particular variable rate demand instrument purchased by the Fund, each Fund may, at any time or during specified periods not exceeding one year (depending upon the instrument involved), demand payment in full of the principal of the instrument and may resell the instrument to a third party.

We could suffer a loss from a variable rate demand instrument because of the absence of an active secondary market, because it may be difficult for the Fund to dispose of the instrument in the event an issuer defaults on its payment obligation, because the Fund is only entitled to exercise its demand rights at certain times, or for other reasons.

Variable rate demand instruments will be subject to each Fund's restrictions on acquiring and holding illiquid securities to the extent that the absence of an active secondary market for such securities causes them to be illiquid.

We may purchase from financial institutions participation interests in Municipal Securities with fixed, floating, or variable rates of interest. The buyer of a participation interest receives an undivided interest in the securities underlying the instrument.

We will purchase a participation interest only if: (a) the instrument subject to the participation interest matures in one year or less, or the instrument includes a right to demand payment, usually within 7-days, from the seller; (b) the instrument meets our previously described quality standards for Municipal Securities; and (c) the instrument is issued with an opinion of counsel or is the subject of a ruling of the Internal Revenue Service stating that the interest earned on the participation interest is exempt from federal income tax.

We may also acquire "stand-by commitments" for Municipal Securities held in our portfolios. Under a stand-by commitment, a dealer agrees to purchase at our option specified Municipal Securities at a price equal to their amortized cost value plus accrued interest. We will acquire stand-by commitments solely to improve portfolio liquidity. We do not intend to exercise our stand-by rights solely for trading purposes.

VARIABLE RATE SECURITIES. We may invest in instruments which have interest rates that are adjusted periodically, or which "float" continuously according to formulas intended to minimize any fluctuation in the values of the instruments ("Variable Rate Securities"). The interest rate of Variable Rate Securities is ordinarily determined by reference to, or is a percentage of, an objective standard such as a bank's prime rate, the 90-day U.S. Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit.

Generally, changes in the interest rate on Variable Rate Securities reduce the fluctuation of their market value. Accordingly, as interest rates decrease (or increase), Variable Rate Securities experience less capital appreciation (or depreciation) than fixed-rate obligations.

Some Variable Rate Securities ("Variable Rate Demand Securities") allow the purchaser to resell the securities at an amount approximately equal to amortized cost, or to the principal amount plus accrued interest. Like other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard that is intended to minimize fluctuations in the values of the securities. We determine the maturity of Variable Rate Securities in accordance with SEC rules.

ILLIQUID SECURITIES. We may purchase illiquid securities, including repurchase agreements maturing in more than 7-days, provided that no more than 10% of a Fund's net assets valued at the time of the transaction are invested in such securities.

GOVERNMENT SECURITIES. We may invest in government securities, including U.S. Treasury notes, bills, and bonds, which are backed by the full faith and credit of the U.S. Government. Some securities issued by U.S. Government agencies or instrumentalities are supported by the credit of the agency or instrumentality, for example, those issued by the Federal Home Loan Bank, while others, such as those issued by the Federal National Mortgage Association, Farm Credit System, and Student Loan Marketing Association have an additional line of credit with the U.S. Treasury. However, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities. Accordingly, such securities may involve risk of loss of principal and interest.

INVESTMENT TECHNIQUES USED BY THE FUNDS

MATURITY. We will purchase only securities that mature in 397 days or less, or securities which have a variable rate of interest that is readjusted no less frequently than every 397 days.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. We may purchase securities on a "when-issued" or "delayed delivery" basis. When-issued or delayed delivery securities are securities purchased for future delivery at a stated price and yield. Generally, we will not pay for such securities or start earning interest on them until we receive them. Securities purchased on a when-issued or delayed delivery basis are recorded as an asset. The value of such securities may change as the general level of interest rates changes.

Each Fund will not invest more than 25% of its assets in when-issued or delayed delivery securities. We will not purchase such securities for speculative purposes, and will expect to actually acquire the securities when we purchase them. However, we reserve the right to sell any such securities before their settlement dates, if our Investment Manager deems such a sale advisable.

REPURCHASE AGREEMENTS. Each of our Funds may engage in repurchase agreements. By entering into a repurchase agreement, a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price. The repurchase price is higher than the purchase price, thereby determining the yield during the Fund's holding period.

Repurchase agreements with broker-dealer firms will be limited to obligations of the U.S. government, its agencies or instrumentalities. Maturity of the securities subject to repurchase may exceed one year.

TEMPORARY INVESTMENTS. Each Fund may, from time to time, as a defensive measure under abnormal market conditions, invest any or all of its assets in taxable "temporary investments," which include: obligations of the U.S. Government, its agencies, or instrumentalities; debt securities (other than "Municipal Securities") rated within the two highest rating categories by any NRSRO; commercial paper (other than "Municipal Securities") rated in the two highest rating categories by any NRSRO; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; and any of the foregoing temporary investments subject to repurchase agreements. While a temporary investment could cause a Fund to generate dividends taxable to shareholders as ordinary income, it is the Funds' primary intention to produce dividends which are not subject to federal income taxes, or state personal income taxes, in the case of the California Fund and the New York Fund. (See "Important Information about Your Investment--Income Tax Information.")

BORROWING POLICY. We may not borrow money except for temporary purposes to meet redemption requests that could not otherwise be met without immediately selling portfolio securities. A Fund may borrow an amount up to one-third of the value of its total assets and may pledge up to 10% of its net assets to secure such borrowings. No Fund may borrow for leverage purposes. This borrowing policy is fundamental to each Fund.

LIMITATIONS ON INVESTMENTS. We are subject to the following limitations, which apply to all investments by our Funds other than securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities:

1. DIVERSIFICATION. Except as provided in this paragraph, no Fund may invest more than 5% of the value of its total assets in the securities of one issuer. The California Fund and the New York Fund, which are non-diversified portfolios, may each invest up to 50% of the value of their total assets without regard to this 5% limitation, provided no more than 25% of the value of each Fund's total assets is invested in the securities of any one issuer. The Tax-Exempt Fund, which is a diversified portfolio, may invest up to 25% of the value of its assets without regard to this 5% limitation.

For purposes of this limitation with respect to each Fund, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security. An industrial revenue bond that is backed only by the assets and revenues of a non-governmental user is considered to be issued by the non-governmental user. In certain circumstances, the guarantor of a security may also be considered to be an issuer in connection with such a guarantee.

2. CONCENTRATION. As a matter of fundamental policy, no Fund will invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry. However, this limitation shall not apply to Municipal Securities issued by governmental entities.

LEGAL OPINIONS. Bond counsel will render opinions on the validity of Municipal Securities. Bond counsel will also render opinions on whether the interest paid on Municipal Securities is exempt from federal income tax, and whether the interest paid on California or New York Municipal Securities is exempt from California State or New York State and New York municipalities personal income taxes. Bond counsel will render such opinions to the issuers of Municipal Securities at the time the securities are issued. The Funds and the Investment Manager will not review the proceedings on the issuance of Municipal Securities or the bases for such opinions.

SPECIAL RISK CONSIDERATIONS

The California Fund and the New York Fund are non-diversified portfolios of the Trust. The investment return on a non-diversified portfolio typically is dependent on the performance of a smaller number of issuers, while a diversified portfolio is dependent on a larger number of issuers. If financial conditions change, or if the market's assessment of certain issuers changes, a Fund's policy of acquiring large positions in the obligations of a relatively small number of issuers may affect the value of that Fund's portfolio to a greater extent than that of a diversified portfolio.

Each Fund may invest more than 25% of its assets in Municipal Securities that produce interest that is paid solely from revenues on similar projects. However, we do not presently intend to invest in such securities on a regular basis, but will do so if deemed necessary or appropriate by our Investment Manager. To the extent that each Fund's assets are invested in Municipal Securities payable from revenues on similar projects, that Fund will be subject to the particular risks presented by such projects to a greater extent than it would be if that Fund's assets were not so invested.

Certain California or New York constitutional amendments, legislative measures, executive orders, administrative regulations, and voter initiatives could result in adverse consequences affecting California or New York Municipal Securities. For example, in recent years "Proposition 13" and similar California constitutional and statutory amendments and initiatives have restricted the ability of California taxing entities to increase real property tax revenues. Other initiative measures approved by California voters, through limiting various other taxes, have resulted in substantial reductions in state revenues. Decreased state revenues may result in reductions in allocations of state revenues to local governments. It is not possible to determine the impact of these initiatives on the ability of California issuers to pay interest or repay principal on their obligations. There is no assurance that any California issuer will make full or timely payments of principal and interest or remain solvent. For example, in December 1994, Orange County, California filed for bankruptcy. In addition, from time to time, federal legislative proposals have threatened the tax-exempt status or use of Municipal Securities. (An expanded discussion of the risks associated with Municipal Securities and California and New York issuers is contained in the Statement of Additional Information.)

We may purchase participation interests in Municipal Securities and other derivative securities that involve special risks, including the risk that the Internal Revenue Service may characterize some or all of the interest paid on such securities as taxable. There is also an increased risk, most typically associated with "municipal lease" obligations, that a municipality will not appropriate the funds necessary to make the scheduled payments on the lease that supports the security owned by the Funds, or it may seek to cancel or otherwise avoid its obligations under the lease. (See "Important Information about Your Investment--How We Determine the Price of Your Shares.")

ORGANIZATION AND MANAGEMENT OF THE FUNDS

MANAGEMENT FUNCTIONS AND RESPONSIBILITIES

GENERAL OVERSIGHT. Our Board of Trustees and officers meet regularly to review our investments, performance, expenses and other business affairs.

THE INVESTMENT MANAGER. Our Investment Manager, Charles Schwab Investment Management, Inc., manages our Funds, subject to the authority of the trustees and officers of the Trust. Our Investment Manager, founded in 1989, is a wholly owned subsidiary of The Charles Schwab Corporation and is the investment adviser and administrator of the SchwabFunds(R) mutual funds. As of September 25, 1995, the SchwabFunds had aggregate net assets in excess of $29 billion.

Through a professional staff of portfolio managers and securities analysts, our Investment Manager provides us with a continuous investment program, including general investment and economic advice regarding our investment strategies, manages our investment portfolio, performs expense management, accounting, and record keeping, and provides other services necessary to our operation.

TRANSFER AGENT AND SHAREHOLDER SERVICES. Schwab serves as our Transfer Agent and Shareholder Services Agent. Schwab provides information to our shareholders, reports share ownership and all account activities, and responds to all inquiries from shareholders. Schwab also distributes informational literature, and furnishes the office space and equipment, telephone facilities, and personnel that is necessary in providing shareholders services.

Schwab was established in 1971 and is one of America's largest discount brokers. Schwab provides low-cost securities brokerage and related financial services to over 2.5 million active customer accounts and has over 200 branch offices. Schwab also offers convenient access to financial information services and provides products and services that help investors make investment decisions. Schwab is a wholly owned subsidiary of The Charles Schwab Corporation. Charles
R. Schwab is the founder, Chairman and Chief Executive Officer, and a Director of The Charles Schwab Corporation and, as of August 31, 1995, was the beneficial owner of approximately 20.4% of the outstanding shares of that corporation. Mr. Schwab may be deemed to be a controlling person of Schwab and our Investment Manager.

ACCOUNTANTS. Price Waterhouse LLP is our independent accountant. Their address is 555 California Street, San Francisco, California 94104.

OPERATING FEES AND EXPENSES

For investment management services, under the terms of its Investment Advisory and Administration Agreement with the Trust, our Funds pay a graduated annual fee to the Investment Manager. This fee is based on the value of the average daily net assets of each Fund, and is payable monthly by each Fund in the amount of 0.46% of each Fund's average daily net assets not in excess of $1 billion, 0.41% of such net assets over $1 billion, but not more than $2 billion, and 0.40% of such net assets over $2 billion.

Our Investment Manager guarantees that, through at least April 30, 1996, our management fee will not exceed 0.20%, 0.19%, and 0.20% of the average daily net assets of the New York Fund, the California Fund, and the Tax-Exempt Fund, respectively, and total operating expenses will not exceed 0.45% of average daily net assets of the Value Advantage Shares of each Fund. The effect of this voluntary expense limitation is to maintain or increase each Fund's total return to shareholders. The following expenses are not included as "operating expenses" for purposes of this guarantee: interest expenses, taxes and capital items such as costs of purchase or sale of portfolio securities, including brokerage fees or commissions.

For its services as Transfer Agent, Schwab receives an annual fee of 0.05% of the average daily net assets of each Fund's Value Advantage Shares. For transfer agency services to each Fund's Sweep Shares, Schwab receives an annual fee of 0.25% of the average daily net assets of each Fund's Sweep Shares. In addition, for shareholder services provided, Schwab receives an annual fee of 0.20% of the average daily net assets of each Fund's Value Advantage Shares.

Schwab serves as our Funds' distributor but receives no compensation for this service. PNC Bank, N.A. is our Funds' custodian.

OTHER EXPENSES. The Trust pays the expenses of our Funds' operations, including the fees and expenses for independent auditors, legal counsel, custodians, the cost of maintaining books and records of account, taxes, registration fees, and the fees and expenses of qualifying the Trust and its shares for distribution under federal and state securities laws, and industry association membership dues.

The Trust generally allocates these expenses among the individual investment portfolios ("Series"). This allocation is based on the relative net assets of the Series at the time the expenses are incurred. However, expenses directly attributable to a particular Series or class of a Series are charged to that Series or class, respectively. The differing expenses applicable to the Value Advantage Shares and Sweep Shares of the Funds will cause the performance of the two classes to differ.

OTHER INFORMATION

The Trust was organized as a business trust under the laws of Massachusetts on October 20, 1989 and may issue an unlimited number of shares of beneficial interest or classes of shares in one or more Series. Currently the Trust offers shares of nine Series, which may be organized into one or more classes of shares of beneficial interest. The Tax-Exempt Fund was formerly known as the Schwab Tax-Exempt Fund. The California Fund was formerly known as the Schwab California Tax-Free Money Fund. The Board of Trustees may authorize the issuance of shares of additional Series or classes, if it deems it to be desirable to do so. Shares within each Series have equal, noncumulative voting rights and equal rights as to dividends, assets and liquidation of such Series, except to the extent such voting rights or rights as to dividends, assets and liquidation vary among classes of a Series.

ANNUAL SHAREHOLDER MEETINGS. The Trust is not required to hold annual meetings and does not intend to do so except in connection with certain matters, such as a change in a Fund's fundamental policies, election of Trustees or approval of a new investment advisory agreement. In addition, a Trustee may be elected or removed by shareholders at a special meeting called upon written request of shareholders owning in the aggregate at least 10% of the outstanding shares of the Trust.

YOUR VOTING RIGHTS. If we were to make changes to a Fund's management or fundamental policies, you would be asked to vote as a shareholder because shareholders have voting rights on these matters. If a meeting is held and you cannot attend, you may vote by proxy. Before the meeting, we will send you proxy materials that explain the issues to be decided and include a voting card for you to mail back. You are entitled to one vote for each share owned. Unless permitted by the 1940 Act, shareholders vote by Series and not in the aggregate. For example, when voting to approve an investment advisory agreement for a Series, only shareholders of that Series may vote; when voting to elect Trustees, shareholders of all the Series vote in the aggregate. In addition, holders of Value Advantage Shares will vote exclusively as a class on any matter relating solely to their arrangement as a class, and on any matter in which the interests of the Value Advantage Shares of a Fund differ from the interests of any other class of the Fund.

INVESTING IN SHARES OF THE FUNDS

You may place purchase and redemption orders as well as exchange requests by telephone by calling your local Schwab office during regular business hours, or by calling 800-2 NO-LOAD. The right to initiate transactions by telephone is automatically available through your Schwab account.

We will follow reasonable procedures to confirm that your telephone instructions are genuine. If we follow telephone orders that we reasonably believe to be genuine, we will not be liable for any losses you may experience. If we do not follow reasonable procedures to confirm that your telephone order is genuine, we may be liable for any losses you may suffer from unauthorized or fraudulent orders. These procedures may include:

        - requiring a form of personal identification before we act upon any instructions received by telephone;
        - providing written confirmation of your telephone instructions; and
        - tape recording all telephone transactions.

You should remember that it may be difficult to reach us by telephone during periods of drastic economic or market changes, when our phone lines become very busy with calls from other investors. If you want to purchase, redeem or exchange shares but have trouble reaching us by telephone, you may want to use one of the other ways we offer for completing the transactions discussed below, even though these procedures may mean that completing your transaction may take longer.

HOW TO BUY SHARES

OPENING A SCHWAB ACCOUNT. You may buy our shares only through a Schwab account. You can open a Schwab account by completing the appropriate account application. (Corporations and other organizations should contact a Schwab office to find out the additional forms that must be completed to open an account.)

Within your Schwab account, you have access to other investments available at Schwab such as stocks, bonds and other mutual funds. Additionally, the Securities Investor Protection Corporation (known as "SIPC") will provide account protection up to $500,000 for your securities, including shares of the Funds, which you hold in a Schwab account. However, SIPC account protection does not protect you from any loss of principal due to market or economic conditions.

SCHWAB ACCOUNT MINIMUMS AND ASSOCIATED FEES. Schwab requires a $1,000 deposit and account balance minimum to maintain a Schwab brokerage account ($500 for custodial accounts). A quarterly fee of $7.50 will be charged on Schwab brokerage accounts that fall below the minimum. This fee, if applicable, will be charged at the end of each quarter and will be waived if there has been one commissionable trade within the last six months, or if the shareholder's combined account balances at Schwab total $10,000 or more.

Schwab currently imposes no fee for opening a Schwab One(R) account with a minimum of $5,000 account equity. Schwab One accounts containing less than $5,000 account equity are subject to a fee of $5 per month imposed by Schwab if there have been fewer than two commissionable trades within the last twelve months. Note that, in addition to these Schwab One account minimums, there are higher minimum investment and other requirements applicable to the Value Advantage Shares of the Funds, which are described below.

DEPOSITING FUNDS AND MEETING THE FUNDS' INVESTMENT MINIMUMS. Once you have opened your account or if you already have a Schwab account, you can deposit funds by check or wire. Your check should be made payable to Charles Schwab & Co., Inc. Contact your Schwab representative for instructions on how to deposit funds by wire.

The minimum initial investment in the Value Advantage Shares of each Fund is $25,000. After you have bought the minimum amount of Value Advantage Shares for your initial investment, you can buy additional Value Advantage Shares in amounts of at least $5,000. The Transfer Agent imposes a $5 fee for each month your Fund account balance falls below the required $20,000 minimum. The minimum initial investment to purchase Sweep Shares of each Fund is $1,000, and subsequent investments in Sweep Shares must be at least $100. The Transfer Agent reserves the right to waive these minimums from time to time for clients of Schwab Institutional, a division of Schwab, and for certain other investors. See the Statement of Additional Information for more details.

We, in our sole discretion and without prior notice to you, reserve the right to reject orders to buy shares, to change the minimum investment requirements, and to withdraw or suspend any part of the offering made by this Prospectus. In particular, if you engage in excessive exchange or redemption activity, we reserve the right to refuse your future orders to buy shares in order to minimize the costs to the Funds associated with these practices. All orders to buy shares must be accepted by us, and orders are not binding until we confirm or accept them in writing. Schwab will charge your Schwab brokerage account a $15 service fee for any check returned because of insufficient or uncollected funds, or because of a stop payment order.

WHEN YOU CAN BUY SHARES. You must have funds in your Schwab account in order to buy our shares. Funds received by Schwab before 4:00 p.m. (Eastern time) can be used to buy our shares on that day. Funds that arrive after that time can be used to buy shares the next Business Day.

DISTRIBUTION OPTIONS. When you first buy our shares, you may choose one of the two following distribution options:

        AUTOMATIC REINVESTMENT: All distributions will be reinvested in additional full and fractional Value Advantage Shares of the Fund at the net asset value next determined on their payable date; or

        RECEIVE YOUR DIVIDENDS IN CASH: All distributions will be credited to your Schwab account on the date distributions are payable. If you choose to have your dividends mailed, a check normally will be mailed to you the Business Day after distributions are credited to your account.

To change the distribution option you have selected, call your local Schwab office or 800-2 NO-LOAD.

You can request that your Schwab office wire funds from your Schwab account to your bank account. There is a $15 fee for each wire transfer of funds.

HOW TO EXCHANGE SHARES

You can exchange your SchwabFunds(R) shares for shares of other SchwabFunds Series or classes available in your state provided you meet the minimum investment and any other requirements relating to the Series or class of shares you wish to purchase.

To exchange your Shares:

        - The shares you seek to buy must be available in your state and your purchase must meet that fund's eligibility requirements; and
        - The Transfer Agent will charge you a $5 administrative fee if you are exchanging less than $5,000 of Value Advantage Shares.

We reserve the right to modify, limit, or terminate the exchange privilege upon 60 days' written notice. For federal income tax purposes, an exchange is treated as a sale of shares.

EXCHANGING SHARES BY TELEPHONE. We need the following information in order to process your telephone exchange request:

        - your Schwab account number and your name for verification;
        - the number of our shares you want to exchange and the name of the Fund from which you are exchanging shares;
        - the name of the fund into which you want to exchange shares; and
        - the distribution option you select.

EXCHANGING SHARES BY MAIL. You can also exchange shares by writing to your local Schwab office or to the address on the cover of this Prospectus.

We need the following information in a letter from you in order to process your mail exchange request:
        - your Schwab account number;
        - the number of our shares you want to exchange and the name of the Fund from which you are exchanging shares;
        - the name of the fund into which you want to exchange shares;
        - the signature of at least one of the registered Schwab account holders of your account in the exact form specified in the account; and
        - the distribution option you select.

HOW TO SELL YOUR SHARES

You can sell our shares at any time, in person, by telephone, or by mail, subject to the following terms and conditions:
        - the Transfer Agent may sell additional shares from your account to pay the administrative fee;
        - if you bought your shares by check, we will send you your money as soon as your check clears your bank, which may take up to 15 days;
        - depending on the type of Schwab account you have, your money may earn interest during any holding period;
        - you will receive the dividends declared for the day on which you sell your shares;
        - we will have a check for your shares at your local Schwab office on the Business Day after Schwab's Mutual Fund Transfer Agency Department receives proper instructions to sell your shares;
        - a check normally will be mailed to you on the Business Day following the sale of your shares if you specifically request that it be mailed; and
        - we may suspend the right to sell shares or postpone payment for a sale of shares when trading on the New York Stock Exchange (the "Exchange") is restricted, the Exchange is closed for any reason other than its normal weekend or holiday closings, emergency circumstances as determined by the SEC, or for any other circumstances as the SEC may permit.

The Transfer Agent will charge you a $5 administrative fee if you sell Value Advantage Shares equal to or less than $5,000. The Transfer Agent will waive this minimum for certain clients of Schwab Institutional, a division of Schwab, and for certain other investors. See the Statement of Additional Information for more details.

SELLING YOUR SHARES BY TELEPHONE. You can sell your shares by telephone by calling your local Schwab office during regular business hours, or by calling 800-2 NO-LOAD.

We need the following information in order to process your telephone sale request:

        - your Schwab account number and your name for verification; and
        - the number of shares you want to sell and the name of the Fund from which you are selling shares.

IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

DIVIDENDS AND OTHER DISTRIBUTIONS

Each Business Day we determine our net investment income, which we compute by subtracting the expenses of the Value Advantage Shares of a Fund for that day from the amount the Fund earned on its investments on that day. We declare dividends from this net investment income each Business Day for those who were shareholders of record at the previous net asset value calculation. We pay, or reinvest, dividends on the 15th day of each month if it is a Business Day. If the 15th is not a Business Day, we pay dividends on the next Business Day.

INCOME TAX INFORMATION

The following is only a very brief summary of some of the federal, California and New York income tax consequences that affect us and our shareholders. Therefore, it is important that you consult with advisers about your own tax situation.

We have qualified as a regulated investment company under the Code. In order to continue to qualify, we will distribute to our shareholders on a current basis substantially all of our investment company taxable income, its net exempt-interest income, and its net capital gains (if any), and we will meet certain other requirements. As a regulated investment company, we will pay no federal income taxes (or California State or New York State or municipal income taxes, in the case of the California Fund and the New York Fund, respectively) to the extent that we distribute our earnings to our shareholders.

THE TAX-EXEMPT FUND. Dividends representing net interest income received by the Tax-Exempt Fund on Municipal Securities will generally be exempt from federal income tax when distributed to you. However, such dividends may be subject to the federal alternative minimum tax. Such dividend income may also be taxable to you under state and local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if received directly by you, would be exempt from such income taxes.

THE CALIFORNIA FUND. Dividends representing net interest income received by the California Fund on Municipal Securities will generally be exempt from federal income tax when distributed to you. However, such dividends may be subject to the federal alternative minimum tax. Dividends paid to California residents to the extent of interest income received on California Municipal Securities will also be exempt from California personal income taxes provided that at the end of each quarter of its taxable year, at least 50% of the Fund's total assets are invested in California Municipal Securities and obligations of the U.S. Government, its agencies and instrumentalities which are by federal law exempt from local income taxes. Fund dividends derived from interest on U.S. Treasury and agency obligations, if any, are subject to federal income tax. Dividends paid to shareholders that are corporations subject to California franchise tax or corporate income tax will be taxed as ordinary income to such shareholders for California State tax purposes.

THE NEW YORK FUND. Dividends representing net interest income received by the New York Fund on Municipal Securities will generally be exempt from federal income tax when distributed to you.

However, such dividends may be subject to the federal alternative minimum tax. Dividends paid to New York residents to the extent of interest income received on New York Municipal Securities will also be exempt from State of New York and New York municipalities personal income taxes. Fund dividends derived from interest on U.S. Treasury and agency obligations, if any, are subject to federal income tax. Dividends paid to shareholders that are corporations subject to New York franchise tax or corporate income tax will be taxed as ordinary income to such shareholders for New York State tax purposes.

ADDITIONAL INFORMATION. Further, if you receive Social Security or railroad retirement benefits, an investment in any of the Funds may affect the taxation of your benefits.

Each Fund may at times purchase Municipal Securities, California Municipal Securities, or New York Municipal Securities, as the case may be, at a discount from the original issue price. For federal income tax purposes, some or all of this "market discount" will be included in the Fund's ordinary income and will be taxable to you as this ordinary income is distributed.

To the extent dividends are attributable to taxable interest or short-term or long-term capital gains, such dividends will be taxable to you whether you receive them as cash or as additional Value Advantage Shares.

We will provide you with a record of all dividends, distributions, purchases, and sales on your regular Schwab brokerage account statement. At least once a year we will notify you of the federal (and California and New York) income tax consequences of all distributions made that year to your account. The Funds do not expect to realize any net long-term capital gains and, therefore, do not foresee paying any capital gains dividends.

HOW WE DETERMINE THE PRICE OF YOUR SHARES

The price of a Value Advantage Share is its net asset value, which we determine each Business Day at the close of trading on the Exchange, generally at 4:00 p.m., Eastern time. We determine the price of a Value Advantage Share by taking the total assets of each Fund allocable to the Value Advantage Shares, subtracting any liabilities allocable to the Value Advantage Shares of the Fund, and then dividing the resulting number by the number of each Fund's Value Advantage Shares outstanding. Purchase or redemption orders and exchange requests will be executed at the net asset value next determined after receipt by Schwab's Mutual Fund Transfer Agency Department. While we try to maintain our net asset value at a constant $1 per share, we cannot guarantee this value.

We do not price the securities in our portfolios at market value. Instead, we value our portfolio securities at the price we paid when we bought them, adjusting this price to reflect amortization of premium or any discount. After using this amortized cost method to determine the value of our investments, we then compare this value with the market value of our investments.

We calculate the market value of our investments using one of the following three methods: (1) we may use actual quotations provided by third-party pricing services or market makers; (2) we may estimate the market value of the instruments; or (3) we may use a value obtained from the yield data

(published by reputable sources) of money market instruments that are comparable to the securities we are valuing, using the mean between the bid and asked prices for the instruments as the value of the instruments.

If deviation of 1/2 of 1% or more between our net asset value per share as calculated by market values and our $1 per share amortized cost value, or if there is any other deviation which the Board of Trustees believes would result in a material dilution to shareholders or purchasers, the Board of Trustees will promptly consider what action, if any, should be taken.

HOW THE FUNDS REPORT PERFORMANCE

From time to time, we may advertise the yield and effective yield, taxable equivalent yield and taxable equivalent effective yield of our Value Advantage Shares. Our actual performance will, of course, vary from year to year, and past performance in no way represents or guarantees future performance. How we perform in any given year will depend on the type and quality of securities in which we invest, the market, and the operating expenses of each Fund's Value Advantage Shares. Because the Value Advantage Shares are subject to different expenses than Sweep Shares, the performance of the two classes of each Fund will differ.

YIELD. When we calculate the yield of the Value Advantage Shares, we make some hypothetical assumptions about how the Fund will do for one year. Using the income generated over one 7-day period by a hypothetical investment, we assume that this amount of income is generated each week for one year. This income for the year is then shown as a percentage of our hypothetical investment. (See the section entitled "Yield" in the Statement of Additional Information for more information.)

EFFECTIVE YIELD. We calculate effective yield the same way, but we assume that the income generated by our hypothetical investment is compounded weekly over our hypothetical year. Because of the effect of compounding, the effective yield will be slightly higher than the yield.

TAXABLE EQUIVALENT YIELD. The taxable equivalent yield is the yield that a taxable investment must generate in order to equal (after applicable taxes are deducted, assuming the investor is in the highest federal income tax bracket) the yield for a tax-free investment. The taxable equivalent yield may be reported for the Value Advantage Shares of our Funds and will be based on, and will be higher than, the yield for the Sweep Shares of our Funds.

TAXABLE EQUIVALENT EFFECTIVE YIELD. The taxable equivalent effective yield is computed in the same manner as the taxable equivalent yield, except that the effective yield is substituted for yield in the calculation.

COMPARING THE PERFORMANCE OF THE VALUE ADVANTAGE SHARES OF THE FUNDS WITH OTHER FUNDS. We may compare the performance of the Value Advantage Shares of our Funds with the performance of other mutual funds by comparing the ratings of mutual fund rating services, various indices of investment performance, United States Government obligations, bank certificates of deposit, the consumer price index, and other investments for which reliable data is available.

ANNUAL REPORT AND SEMI-ANNUAL REPORT MAILINGS. Twice a year, we will provide a report to all shareholders describing the performance of the Value Advantage Shares of the Funds and outlining the investments held in the portfolios. In order to reduce mailing costs, we consolidate these shareholder mailings by household. If a household has multiple accounts and the same address of record for all the accounts, we will send mailings for all accounts at that address in a single package. If you do not want this consolidation of mailings to apply to your account, please write to SchwabFunds(R) at the address on the front of this Prospectus. To request a free copy of our Annual Report (or Semi-Annual Report) to Shareholders, call your local Schwab office or call 800-2 NO-LOAD.

GLOSSARY OF IMPORTANT TERMS

AMORTIZED COST METHOD: the method of calculating a money market mutual fund's net asset value whereby portfolio securities are valued at the fund's acquisition cost, as adjusted for amortization or premium or accretion of discount, rather than at their value based on current market factors.

ANNUALIZED: calculated to represent a year; a statement produced by calculating financial results covering less than a year to show what might happen when the results are hypothetically extended to cover an entire year.

BOND: a debt obligation that requires the issuer to pay a fixed sum of money each year (the interest payments) until maturity, the date on which the bond comes due and the principal (the amount borrowed) must be paid. Floating or variable rate bonds have an interest rate that rises or falls if general interest rates or some other security (such as Treasury bills) rises or falls.

BUSINESS DAY: any day both the Federal Reserve Bank of New York and the New York Stock Exchange are open for business. A Business Day normally begins at 9 a.m. (Eastern time) when the Exchange opens, and usually ends at 4 p.m. (Eastern time) when the Exchange closes.

CAPITAL GAIN OR LOSS: the increase or decrease in the value of a security over the original purchase price. A gain is realized when the security that has increased in value is sold. An unrealized gain or loss occurs when the value of a security increases or decreases but the security is not sold. If a security is held for more than 12 months and then sold at a profit, that profit is a realized long-term capital gain. If it is sold at a profit after being held for less than 12 months, that profit is a realized short-term capital gain.

CODE: The Internal Revenue Code of 1986, as amended.

COMMERCIAL PAPER: unsecured debt obligations issued by businesses and sold at a discount but redeemed at par within 2 to 270 days.

DISTRIBUTION: payment a fund makes to shareholders. There are two kinds of distributions: dividends, or the profits (after expenses) from a fund's investments, and capital gains distributions.

DIVERSIFIED: Under the 1940 Act, a diversified money market fund generally may not invest more than 5% of its assets in the securities of any one issuer, and may not hold more than 10% of the voting shares of any one issuer. Certain minor exceptions apply to this policy, which are described under "INVESTMENT TECHNIQUES USED BY THE FUNDS--Limitations on Investments--Diversification."

DUFF: Duff & Phelps Credit Rating Co., an NRSRO.

FIRST-TIER: The highest ratings category assigned by an NRSRO. A first-tier money market fund invests only in securities that are rated first-tier.

FITCH: Fitch Investor Services, Inc., an NRSRO.

FUNDAMENTAL: a policy which can not be changed without the approval of a majority (as defined in the 1940 Act) of the shareholders of a fund.

HIGH-QUALITY: rated in one of the two highest ratings categories assigned by any NRSRO.

INVESTMENT MANAGER: Charles Schwab Investment Management, Inc.

LIQUIDITY: ability to convert assets into cash or cash equivalents within 7-days at a fair value.

MATURITY: the date on which the principal of a debt obligation such as a bond comes due and must be repaid.

MONEY MARKET INSTRUMENT: short-term, liquid debt such as Treasury bills and commercial paper, which is sold at a discount but redeemed at par. See Commercial Paper.

MOODY'S: Moody's Investors Service, an NRSRO.

NET ASSET VALUE (NAV): on a per share basis, the value of one share of a class of a fund. This value is determined by adding the total fund assets, subtracting all liabilities applicable to the class, and then dividing the resulting number by the number of shares of the class outstanding.

1940 ACT: the Investment Company Act of 1940, as amended.

NONCUMULATIVE VOTING RIGHTS: the right of a shareholder to vote only the number of shares owned at the time of voting.

NON-DIVERSIFIED: under the 1940 Act no fund may invest more than 5% of the value of its total assets in the securities of one issuer except that, a non-diversified money market fund may invest up to 50% of the value of its total asset without regard to the 5% limitation, provided no more than 25% of the Fund's total assets are invested in the securities of any one issuer.

NRSRO: a Nationally Recognized Statistical Rating Organization, such as Moody's, S&P, Duff or Fitch.

PAR: for a stock, par is the value assigned to the stock at the time it is issued. It does not reflect either the intrinsic value of the security nor its market value. For a bond, par is the price at which the bond will be redeemed at its date of maturity, and the value on which the calculation interest payments is based.

PORTFOLIO: the total stocks, bonds, and other securities held by an individual investor, a mutual fund, or a financial institution.

PRINCIPAL: capital; the original value of an investment or a debt; the face value of a bond.

PRIVATE PLACEMENT: the sale of stocks or bonds directly to an investor without the services of an underwriter or without registering them with the SEC.

PUT: an option that allows the holder to sell the stated amount of a specified stock or commodity for a specific amount within a certain time period.

RESTRICTED SECURITY: securities that cannot be sold publicly without prior agreement with the issuer to register the securities under the Securities Act of 1933, which permits only limited sale under specified conditions.

RISK: the possibility of losing all or part of an investment, that the value of the investment will decrease, or that the investor will receive little or no return on the investment.

S&P: Standard & Poor's Corporation, an NRSRO.

SCHWAB: Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA
94104.

SECURITIES AND EXCHANGE COMMISSION (SEC): established by Congress to administer the Securities Act of 1933 and other securities-related laws.

SECURITIES INVESTOR PROTECTION CORPORATION (SIPC): a government sponsored private corporation that insures securities accounts held in brokerages for up to $500,000 in the event of the bankruptcy or financial failure of the brokerage. The insurance does not cover loss due to financial risk.

SHORT-TERM: with respect to a fund's portfolio investments, maturing in 397 days or less.

SYNTHETIC: an investment instrument (such as a fixed rate municipal bond) and an option contract (such as a put) combined to create a security with desired maturity or risk/return characteristics that may not be achievable through other available investments.

TRANSFER AGENT: Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104.

TRUST: The Charles Schwab Family of Funds.

===============================================================================
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH AN OFFER MAY NOT BE LAWFULLY MADE.
===============================================================================

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

Schwab Money Funds
VALUE ADVANTAGE
INVESTMENTS(TM)

             Prospectus June 6, 1995, as amended September 29, 1995

                               [SchwabFunds Logo]

2400-2 (6/95) CRS 3880 Printed on recycled paper.

[SchwabFunds Logo]
101 Montgomery Street
San Francisco, California 94104

                       STATEMENT OF ADDITIONAL INFORMATION

                       THE CHARLES SCHWAB FAMILY OF FUNDS
                 101 Montgomery Street, San Francisco, CA 94104

                 THE SCHWAB MONEY FUNDS: VALUE ADVANTAGE SHARES

            SCHWAB TAX-EXEMPT MONEY FUND -- VALUE ADVANTAGE SHARES(TM)
       SCHWAB CALIFORNIA TAX-EXEMPT MONEY FUND -- VALUE ADVANTAGE SHARES(TM)
        SCHWAB NEW YORK TAX-EXEMPT MONEY FUND -- VALUE ADVANTAGE SHARES(TM)

                   JUNE 6, 1995, AS AMENDED SEPTEMBER 29, 1995

         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus dated June 6, 1995, as amended September 29, 1995, which may be amended from time to time, for the Value Advantage Shares of the Schwab Tax-Exempt Money Fund, Schwab California Tax-Exempt Money Fund, and Schwab New York Tax-Exempt Money Fund (each a "Fund" and collectively, the "Funds"), three separately managed investment portfolios of The Charles Schwab Family of Funds (the "Trust").

         This Statement of Additional Information relates to the Value Advantage Shares of the Funds. To obtain a copy of the above-referenced Prospectus, please contact Charles Schwab & Co., Inc. ("Schwab") at 800-2 NO-LOAD (800-266-5623), 24 hours a day or 101 Montgomery Street, San Francisco, CA 94104.

                                 SCHWABFUNDS(R)
                                  800-2 NO-LOAD
                                 (800-266-5623)

                                TABLE OF CONTENTS

                                                                                                         Page
                                                                                                         ----
MUNICIPAL SECURITIES...................................................................................    2
INVESTMENT RESTRICTIONS................................................................................    7
MANAGEMENT OF THE TRUST................................................................................   10
PORTFOLIO TRANSACTIONS AND TURNOVER....................................................................   15
DISTRIBUTIONS AND TAXES................................................................................   16
SHARE PRICE CALCULATION................................................................................   20
YIELD..................................................................................................   20
GENERAL INFORMATION....................................................................................   22
PURCHASE AND REDEMPTION OF SHARES......................................................................   23
OTHER INFORMATION......................................................................................   24
APPENDIX - RATINGS OF INVESTMENT SECURITIES............................................................   25

                              MUNICIPAL SECURITIES

         "Municipal Securities" are debt securities issued by a state, its political subdivisions, agencies, authorities and corporations. Municipal Securities issued by or on behalf of the State of California, its subdivisions, agencies or authorities are referred to herein as "California Municipal Securities." Municipal Securities issued by or on behalf of the State of New York, its subdivisions, agencies or instrumentalities are referred to herein as "New York Municipal Securities."

         Municipal Securities that the Funds may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

         Municipal Securities include securities issued to finance various private activities, including certain types of private activity bonds ("industrial development bonds" under prior law). These securities may be issued by or on behalf of public authorities to obtain funds to provide certain privately owned or operated facilities. The Funds may not be desirable investments for "substantial users" of facilities financed by private activity bonds or industrial development bonds or for "related persons" of substantial users for whom dividends attributable to interest on such bonds may not be tax-exempt. Shareholders should consult their own tax advisers regarding the potential effect on them (if any) of any investment in these Funds.

         Municipal Securities generally are classified as "general obligation" or "revenue." General obligation bonds are secured by the issuer's pledge of its full credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds and industrial development bonds that are Municipal Securities are in most cases revenue bonds and generally do not constitute the pledge of the credit of the issuer of such bonds.

         Examples of Municipal Securities that are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds and tax-free commercial paper. Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period. Pre-refunded municipal bonds are bonds that are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. The Funds may purchase other Municipal Securities similar to the foregoing, which are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

         The federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

         Litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which ultimately could affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

                                  RISK FACTORS

         The Schwab California Tax-Exempt Money Fund and the Schwab New York Tax-Exempt Money Fund's concentration in securities issued by a single state and its political subdivisions provides a greater level of risk than does a fund that is diversified across numerous states and municipal entities. The ability of a single state and its municipalities to meet their obligations will depend on the availability of tax and other revenues, economic, political, and demographic conditions within the state, and the underlying fiscal condition of the state and its municipalities.

                         CALIFORNIA MUNICIPAL SECURITIES

         In addition to general economic pressures which affect the State of California's ability to raise revenues to meet its financial obligations, certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could also result in the adverse effects described below. The following information constitutes only a brief summary, does not purport to be a complete description and is based on information drawn from official statements and prospectuses relating to securities offerings of the State of California that have come to the attention of the Trust and were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in such official statements and prospectuses has not been independently verified by the Trust.

         As used in this section, "California Municipal Security" includes not only issues which are secured by a direct payment obligation of the State, but also obligations of issuers that rely in whole or in part on State revenues for payment of their obligations. A portion of the State's General Fund surplus are distributed to counties, cities and their various taxing entities; whether and to what extent a portion of the State's General Fund will be distributed in the future to them is unclear.

         Overview. From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930's. Construction, manufacturing (especially aerospace), exports and financial services, among others, all have been severely affected. Job losses were the worst of any post-war recession.

         The recession seriously affected State tax revenues and caused an increase in expenditures for health and welfare programs. As a result, the State has experienced recurring budget deficits. The State Controller reports that expenditures exceeded revenues for four of the five fiscal years ending with 1991-92. Revenues and expenditures were essentially equal in 1992-93. The State General Fund ended the 1993-94 fiscal year with an estimated accumulated deficit of about $1.8 billion. A further consequence of the large budget imbalances has been that the State depleted its available cash resources and has had to use a series of external borrowings to meet its cash needs.

         As a result of the deterioration in the State's budget and cash situation, the State's credit ratings have been reduced. Since October, 1992, all three major nationally recognized statistical rating organizations have lowered the State's general obligation bond rating from the highest ranking of "AAA" to "A" by Standard and Poor's Corporation, "A1" by Moody's Investors Service, Inc. and "A" by Fitch Investors Service, Inc.

         State Appropriations Limit. Subject to certain exceptions, the State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution on "proceeds of taxes." Various expenditures, including but not limited to debt service on certain bonds and appropriations for qualified capital outlay projects, are not included in the appropriations limit.

                               1994-95 FISCAL YEAR

         Revenues. The 1994-95 Budget Act projected General Fund revenues and transfers in 1994-95 of $41.9 billion, or about $2.1 billion more than 1993-94, as revised. This projection includes the receipt of approximately $360 million in new federal aid to reimburse the State for certain costs related to undocumented foreign immigrants. The State's initial analysis of the federal 1995 fiscal year budget indicates that about $98 million was appropriated to the State for certain of those costs, but that only about $33 million of that amount will be received by the State during its 1994-95 fiscal year, with the remainder to be received in its 1995-96 fiscal year. The 1994-95 Budget Act also projected Special Fund revenues of $12.1 billion, a decrease of 2.4 percent from 1993-94.

         Expenditures. The 1994-95 Budget Act projected General Fund expenditures of $40.9 billion (a 1.6 percent increase from projected 1993-94 expenditures), in order to keep a balanced budget which pays off the accumulated deficit, within available revenues. The 1994-95 Budget Act also projected Special Fund expenditures of $12.3 billion, a 4.7 percent decrease from 1993-94. The 1994-95 Budget Act balanced the budget with a number of major adjustments, including the receipt of about $1.1 billion in health and welfare costs, and an increase of about $526 million in Proposition 98 General Fund support for K-14 schools.

         Cash resources at the beginning of the 1994-95 fiscal year were insufficient to meet all obligations without external borrowing, such as occurred in 1992. The 1994-95 Budget Act assumed that the State would use a cash flow borrowing program in 1994-95 which combined one-year notes and two-year warrants, which have now been issued. Issuance of the warrants allows the State to defer repayment of about $1 billion of its accumulated budget deficit into the 1995-96 fiscal year. Additional legislation was passed with the 1994-95 Budget Act designed to ensure that the warrants will be repaid in the 1995-96 fiscal year.

         The 1995-96 Governor's proposed Budget contains a reforecast of revenues and expenditures for the 1994-95 fiscal year. The reforecast estimates that General Fund revenues and transfers will increase from the 1994-95 Budget Act estimate of $41.9 billion to over $42.3 billion, but also estimates that General Fund expenditures will increase to $41.7 billion from the 1994-95 Budget Act estimate of $40.9 billion.

                               1995-96 FISCAL YEAR

         Revenues. The Governor's proposed budget for 1995-96 estimates General Fund revenues and transfers of $42.5 billion, a slight increase over 1994-95, as revised. This slight increase reflects a proposal to shift to the counties greater responsibility for welfare and social services (including a transfer of about $1 billion in State revenues to counties) and the first year of a proposal to cut personal and corporate income tax rates by 15 percent. Without these two proposals, General Fund revenues and transfers would be projected at approximately $43.8 billion. Special Fund revenues are estimated at $13.5 billion, an increase of 10.7 percent from 1994-95 revenues.

         Expenditures. The Governor's proposed budget for 1995-96 estimates General Fund expenditures of $41.7 billion. Special Fund expenditures are estimated at $13.8 billion, an increase of 12.2 percent from 1994-95. The proposed budget projects that the General Fund will end the 1995-96 fiscal year with a slight surplus, and that all of the accumulated budget deficits will have been repaid. A report issued in February 1995 by the California Legislative Analyst, however, notes that the Governor's proposed budget for 1995-96 is subject to a number of major risks, including receipt of expected federal immigration aid and other federal actions that would allow State health and welfare cuts.

         The foregoing discussions of the 1994-95 Budget and the proposed 1995-96 Budget are based upon the Budget Act for 1994-95 and the Governor's proposed 1995-96 Budget, respectively, and should not be construed as a statement of fact. The assumptions used to construct a budget, which include estimates and projections of revenues and expenditures, may be affected by numerous factors, including future economic conditions in the State and the nation. There can be no assurances that any estimates will be achieved.

                             ISSUES AFFECTING LOCAL

                        GOVERNMENTS AND SPECIAL DISTRICTS

         Proposition 13. Certain California Municipal Securities may be obligations of issuers that rely in whole or in part on ad valorem real property taxes as a source of revenue. In 1978, California voters approved Proposition 13, which limits ad valorem taxes on real property and restricts the ability of taxing entities to increase property tax revenues.

         With certain exceptions, the maximum ad valorem tax on real property is limited to 1% of the full cash value to be collected by the counties and apportioned according to law. One exception is for debt service on bonded indebtedness if approved by two-thirds of the votes cast by voters voting on the proposition. The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by substantial damage, destruction or other factors or adjusted when there is a "change in ownership " or "new construction".

         The State, in response to the significant reduction in local property tax revenues as a result of the passage of Proposition 13, enacted legislation to provide local government with increased expenditures from the General Fund. This post-proposition 13 fiscal relief has ended.

         Proposition 62. This initiative, approved by voters in 1986, placed further restrictions on the ability of local governments to raise taxes and allocate approved tax receipts. Several recent decisions of the California Courts of Appeal have held that parts of Proposition 62 are unconstitutional, however.

         Propositions 98 and 111. These initiatives changed the State appropriations limit and State funding of public education below the university level by guaranteeing K-14 schools a minimum share of General Fund revenues. The initiatives require that the State establish a prudent state reserve fund for public education.

         Appropriations Limit. Local governmental bodies are also subject to annual appropriations limits. If a local government's revenues in any year exceed the amount permitted to be spent, the excess would have to be returned to the public through a revision of tax rates or fee schedules over the subsequent two years.

         Conclusion. The effect of these constitutional and statutory changes and of budget developments on the ability of California issuers to pay interest and principal on their obligations remains unclear, and may depend on whether a particular bond is a general obligation or limited obligation bond (limited obligation bonds being generally less affected). There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County filed for bankruptcy. The California Tax-Exempt Money Fund's concentration in California municipal securities provides a greater level of risk than a fund that is diversified across numerous states and municipal entities.

                                ADDITIONAL ISSUES

         Mortgages and Deeds of Trust. The California Tax-Exempt Money Fund may invest in issues which are secured in whole or in part by a mortgage or deed of trust on real property. California law limits the remedies of a creditor secured by a mortgage or deed of trust, which may result in delays in the flow of revenues to an issuer.

         Lease Financings. Some local governments and districts finance certain activities through lease arrangements. It is uncertain whether such lease financings are debt that require voter approval.

         Seismic Risk. It is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck Los Angeles, causing significant damage to structures and facilities in a four county area. The possibility exists that another such earthquake could create a major dislocation of the California economy.

                          NEW YORK MUNICIPAL SECURITIES

         The State of New York has experienced fiscal problems for several years as a result of negligible growth, increased human service needs and the lingering recession that hit the State harder than others. Though the State enjoyed good growth throughout the early to mid-1980's, unemployment has risen drastically and over 250,000 jobs have been lost in the past four years. The State's economy is highly developed with a large emphasis in service, trade, financial services, and real estate. While very diverse, extensive job losses in each of these areas has placed a burden on the State to maintain employment, company development and a stable tax base.

         As reflected in its financial results, the State has a large accumulated deficit. The overall wealth of the State's population as reflected by the per capita income offers a positive credit enhancement and is among the highest in the nation. The debt per capita, though, is also among the highest and poses a large burden on its residents.

         The importance of New York City to the State's economy is also an important consideration since it represents a significant portion of the overall economy of the State. The City has struggled to maintain fiscal stability and has performed adequately in contrast to the difficult economic conditions in the New York/New Jersey metropolitan area. Any major changes to the financial condition of the City would ultimately have an effect on the State. The overall financial condition of the State can also be illustrated by the changes of its debt ratings. During the last several years during which the State experienced its financial difficulties, its general obligation long-term debt ratings as determined by Moody's declined from A1 to A in 1990 while S&P downgraded the State's debt from A to A- in early 1992. The State has the second lowest long term debt rating among those states with outstanding general obligation ratings. The short-term debt ratings are within the top two rating categories: MIG-2 for Moody's and SP-1 for S&P. In February 1991, Moody's lowered its rating on New York City general obligation bonds from A to Baa1.

         The Schwab New York Tax-Exempt Money Fund's concentration in securities issued by the State of New York and its political subdivisions provides a greater level of risk than a fund which is diversified across numerous states and municipal entities. The ability of the State of New York or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political, and demographic conditions within the state; and the underlying fiscal condition of the state and its municipalities.

                             INVESTMENT RESTRICTIONS

EXCEPT AS OTHERWISE NOTED, THE RESTRICTIONS BELOW ARE FUNDAMENTAL AND CANNOT BE CHANGED WITHOUT APPROVAL OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES (AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, HEREINAFTER THE "1940 ACT") OF THE FUND TO WHICH THEY APPLY. THE FUNDS MAY NOT:

(1) Purchase securities or make investments other than in accordance with its investment objectives and policies.

(2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the value of its assets would be invested in the securities of that issuer, except that, with respect to the Schwab California Tax-Exempt Money Fund and the Schwab New York Tax-Exempt Money Fund, provided no more than 25% of the Fund's total assets would be invested in the securities of a single issuer, up to 50% of the value of the Fund's assets may be invested without regard to this 5% limitation. For purposes of this limitation, the Fund will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer.

(3) Purchase securities (other than securities of the U.S. Government, its agencies or instrumentalities) if as a result of such purchase 25% or more of its total assets would be invested in any industry

         (although securities issued by governments or political subdivisions of governments are not considered to be securities subject to this industry concentration restriction) or in any one state (although the limitation as to investments in a state or its political subdivision shall not apply to the Schwab California Tax-Exempt Money Fund or the Schwab New York Tax-Exempt Money Fund), nor may it enter into a repurchase agreement if more than 10% of its net assets would be subject to repurchase agreements maturing in more than seven days.

(4) Invest more than 5% of its total assets in industrial development bonds sponsored by companies which with their predecessors have less than three years continuous operation, although each Fund may invest more than 25% of its total net assets in industrial development bonds.

(5) Invest more than 5% of its total assets in securities restricted as to disposition under the federal securities laws, although this limitation shall be 10% with respect to the Schwab California Tax-Exempt Money Fund and the Schwab New York Tax-Exempt Money Fund.

(6) Purchase or retain securities of an issuer if any of the officers, trustees or directors of the Trust or of its Investment Manager individually owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(7) Invest in commodities or commodity futures contracts or in real estate except that each Fund may invest in Municipal Securities secured by real estate or interests therein.

(8) Invest for the purpose of exercising control or management of another issuer.

(9) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.*

(10) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(11) Borrow money except from banks for temporary purposes (but not for the purpose of purchase of investments) and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed) in order to meet redemption requests which otherwise might result in the untimely disposition of securities; or pledge its securities or receivables or transfer or assign or otherwise encumber them in an amount to exceed 10% of the Fund's net assets to secure borrowings. Reverse repurchase agreements entered into by the Fund are permitted within the limitations of this paragraph. No such Fund will purchase securities or make investments while reverse repurchase agreements or borrowings are outstanding.

(12) Write, purchase or sell puts, calls or combinations thereof, although it may purchase Municipal Securities subject to standby commitments, variable rate demand notes or repurchase agreements in accordance with its investment objective and policies.


-----------------------------
         * See the description of the Trustees' deferred compensation plan under "Management of the Trust" in this Statement of Additional Information for an exception to this investment restriction.

(13) Make short sales of securities or purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

(14) Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in Municipal Securities of issuers which invest in or sponsor such programs.

(15) Underwrite securities issued by others except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

(16)     Issue senior securities as defined in the 1940 Act.

Except for restrictions (6) and (11), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values or net assets will not be considered a violation. None of the Funds has a present intention of borrowing during the coming year and, in any event, each Fund would limit borrowings as required by the restrictions previously stated.

Each Fund will only purchase securities that present minimal credit risks and which are First Tier or Second Tier Securities (otherwise referred to as "Eligible Securities")*. An Eligible Security is:

(1) a security with a remaining maturity of 397 days or less: (a) that is rated by the requisite nationally recognized statistical rating organizations ("NRSROs") designated by the Securities and Exchange Commission (the "SEC") (currently Moody's Investors Service, Standard & Poor's Corporation, Duff and Phelps, Inc., Fitch Investors Services, Inc., Thomson Bankwatch, and, with respect to debt issued by banks, bank holding companies, United Kingdom building societies, broker-dealers and broker-dealers' parent companies, and bank-supported debt, IBCA Limited and its affiliate, IBCA, Inc.) in one of the two highest rating categories for short-term debt obligations (the requisite NRSROs being any two or, if rated by one, that one NRSRO), or
         (b) that itself was unrated by any NRSRO, but was issued by an issuer that has outstanding a class of short-term debt obligations (or any security within that class) meeting the requirements of subparagraph 1(a) above that is of comparable priority and security;

(2) a security that at the time of issuance was a long-term security but has a remaining maturity of 397 days or less and (a) whose issuer received a rating within one of the two highest rating categories from the requisite NRSROs for short-term debt obligations with respect to a class of short-term debt obligations (or any security within that class) that is now comparable in priority and security with the subject security; or (b) that has long-term ratings from the requisite NRSROs that are in one of the two highest categories; or

(3) a security not rated by an NRSRO but deemed by the Investment Manager, pursuant to guidelines adopted by the Board of Trustees, to be of comparable quality to securities described in (1) and (2) and to represent minimal credit risks.

A First Tier Security is any Eligible Security that carries (or other relevant securities issued by its issuer carry) top NRSRO ratings from at least two NRSROs (a single top rating is sufficient if only one NRSRO rates the security) or has been determined by the Investment Manager, pursuant to guidelines adopted by



---------------------
         * See the description of the Trustees' deferred compensation plan under "Management of the Trust" in this Statement of Additional Information for an exception to this investment restriction.

the Board of Trustees, to be of comparable quality to such a security. A Second Tier Security is any other Eligible Security.

                             MANAGEMENT OF THE TRUST

OFFICERS AND TRUSTEES. The officers and trustees of the Trust, their principal occupations over the past five years and their affiliations, if any, with The Charles Schwab Corporation, Schwab, and Charles Schwab Investment Management, Inc., are as follows:

                                    POSITION WITH
                                    -------------
NAME                                THE TRUST                      PRINCIPAL OCCUPATION
----                                ---------                      --------------------
CHARLES R. SCHWAB*                  Chairman and Trustee           Founder, Chairman, Chief Executive Officer and
Age: 57                                                            Director, The Charles Schwab Corporation;
                                                                   Founder, Chairman and Director, Charles Schwab &
                                                                   Co., Inc. and Charles Schwab Investment
                                                                   Management, Inc.; Chairman and Director, The
                                                                   Charles Schwab Trust Company and Mayer &
                                                                   Schweitzer, Inc. (a securities brokerage
                                                                   subsidiary of The Charles Schwab Corporation);
                                                                   Director, The Gap, Inc. (a clothing retailer);
                                                                   Transamerica Corporation (a financial services
                                                                   organization) and AirTouch Communications (a
                                                                   telecommunications company).

ELIZABETH G. SAWI**                 President and Trustee          Executive Vice President - Mutual Funds, Charles
Age: 43                                                            Schwab & Co., Inc. and The Charles Schwab
                                                                   Corporation; President, Charles Schwab
                                                                   Investment Management, Inc.  Prior to April
                                                                   1994, Ms. Sawi was Executive Vice President -
                                                                   Marketing and Advertising for Charles Schwab &
                                                                   Co., Inc. and The Charles Schwab Corporation.

DONALD F. DORWARD                   Trustee                        President and Chief Executive Officer, Dorward &
Age: 63                                                            Associates (advertising and
                                                                   marketing/consulting).

ROBERT G. HOLMES                    Trustee                        Chairman, Chief Executive Officer and Director,
Age: 63                                                            Semloh Financial, Inc. (international financial
                                                                   services).

DONALD R. STEPHENS                  Trustee                        Managing Partner, D.R. Stephens & Co. (real
Age: 56                                                            estate investment).  Prior to 1993, Chairman and
                                                                   Chief Executive Officer, Bank of San Francisco.

MICHAEL W. WILSEY                   Trustee                        Chairman, Chief Executive Officer and Director,
Age: 51                                                            Wilsey Bennett, Inc. (truck and air
                                                                   transportation, real estate investment and
                                                                   management, investments).

-----------------------

         * Mr. Schwab is an "interested person" of the Trust.

        ** Ms. Sawi is an "interested person" of the Trust.

A. JOHN GAMBS                       Treasurer and Principal        Executive Vice President - Finance and Chief
Age: 49                             Financial Officer              Financial Officer, The Charles Schwab
                                                                   Corporation; Executive Vice President, Chief
                                                                   Financial Officer and Director, Charles Schwab &
                                                                   Co., Inc.; Chief Financial Officer and Director,
                                                                   Charles Schwab Investment Management, Inc.; and
                                                                   Chief Financial Officer, The Charles Schwab
                                                                   Trust Company.

WILLIAM J. KLIPP*                   Senior Vice President,         Senior Vice President, Charles Schwab & Co.,
Age: 39                             Chief Operating Officer        Inc., Chief Operating Officer, Charles Schwab
                                    and Trustee                    Investment Management, Inc.  Prior to 1993, Mr.
                                                                   Klipp was Treasurer of Charles Schwab & Co.,
                                                                   Inc. and Mayer & Schweitzer, Inc.  Prior to
                                                                   1990, he was Vice President, Director Funding,
                                                                   Merrill Lynch & Co., Inc.

STEPHEN B. WARD                     Senior Vice President &        Senior Vice President, Charles Schwab Investment
Age: 39                             Chief Investment               Management, Inc.  Prior to 1991, Mr. Ward was
                                    Officer                        Vice President and Portfolio Manager for
                                                                   Federated Investors.

FRANCES COLE                        Secretary                      Chief Counsel and Compliance Officer, Assistant
Age: 39                                                            Corporate Secretary, Charles Schwab Investment
                                                                   Management, Inc.  Prior to 1991, Ms. Cole was
                                                                   Senior Counsel for Equitec Securities Company.

TIMOTHY B. PAWLOSKI                 Assistant Treasurer            Vice President of Finance- SchwabFunds(R), 1991 to
Age: 36                                                            1993, Mr. Pawloski was Director of  Finance for
                                                                   Charles Schwab & Co., Inc. and from 1987 to
                                                                   1991, Mr. Pawloski served as a Senior Manager at
                                                                   Price Waterhouse.

PAMELA E. HERLICH                   Assistant Secretary            Assistant Corporate Secretary, The Charles
Age: 41                                                            Schwab Corporation and Charles Schwab & Co.,
                                                                   Inc.; Corporate Secretary, Charles Schwab
                                                                   Investment Management, Inc., Mayer & Schweitzer
                                                                   and The Charles Schwab Trust Company.  Prior to
                                                                   1993, Ms. Herlich was Assistant Corporate
                                                                   Secretary for Mayer & Schweitzer, Inc. and The
                                                                   Charles Schwab Trust Company.

DAVID H. LUI                        Assistant Secretary            Senior Counsel - Charles Schwab Investment
Age: 34                                                            Management, Inc.;  from 1991 to 1992, Assistant
                                                                   Secretary and Assistant Corporate Counsel,
                                                                   Franklin Group of Mutual Funds.  Prior to 1991,
                                                                   Mr. Lui was an  Associate for Thelen, Marrin,
                                                                   Johnson & Bridges, a San Francisco law firm.

CHRISTINA M. PERRINO                Assistant Secretary            Senior Counsel - Charles Schwab Investment
Age: 33                                                            Management, Inc.  Prior to 1994, Ms. Perrino was
                                                                   Counsel and Assistant Secretary for North
                                                                   American Security Life Insurance Company and
                                                                   Secretary for North American Funds.


---------------------------

         * Mr. Klipp is an "interested person" of the Trust.

         Each of the above-referenced Officers and/or Trustees also serves in the same capacity as described for the Trust for Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, and Schwab Advantage Trust (which has not commenced operations). The address of each Officer and/or Trustee listed above is 101 Montgomery Street, San Francisco, California 94104.


                             COMPENSATION TABLE(1)

                                                   Pension or
                                                   Retirement
                                                   Benefits Accrued       Estimated
                                                   as Part of Fund        Annual Benefits      Total
                             Aggregate             Expenses from          Upon Retirement      Compensation
Name of Person,              Compensation          the Fund               from the Fund        from the
Position                     from the Trust        Complex(2)             Complex(2)           Fund Complex(2)
---------------              --------------        ----------------       ---------------      --------------
Charles R. Schwab,                     0                  N/A                   N/A                      0
Chairman and Trustee

Elizabeth G. Sawi,                     0                  N/A                   N/A                      0
President and Trustee

William J. Klipp,                      0                  N/A                   N/A                      0
Senior Vice President,
Chief Operating Officer,
and Trustee

Donald F. Dorward,                26,000                  N/A                   N/A                 58,000
Trustee

Robert G. Holmes,                 26,000                  N/A                   N/A                 58,000
Trustee

Donald R. Stephens,               26,000                  N/A                   N/A                 58,000
Trustee

Michael W. Wilsey,                26,000                  N/A                   N/A                 58,000
Trustee

---------------------------

         1. Figures are for the Trust's fiscal year ended December 31, 1994.

         2. "Fund Complex" comprises all 19 funds of the Trust, Schwab Investments, Schwab Capital Trust, and Schwab Annuity Portfolios.

                       TRUSTEE DEFERRED COMPENSATION PLAN

         Pursuant to exemptive relief received by the Trust from the SEC, the Trust may enter into deferred fee arrangements (the "Fee Deferral Plan" or the "Plan") with the Trust's trustees who are not "interested persons" of any of the Funds of the Trust (the "Independent Trustees" or the "Trustees").

         As of the date of this Statement of Additional Information, none of the Independent Trustees has elected to participate in the Fee Deferral Plan. In the event an Independent Trustee does elect to participate in the Plan, the Plan would operate as described below.

         Under the Plan, deferred Trustee's fees will be credited to a book reserve account established by the Trust (the "Deferred Fee Account"), as of the date such fees would have been paid to such Trustee. The value of the Deferred Fee Account as of any date will be equal to the value the Account would have had as of that date if the amounts credited to the Account had been invested and reinvested in the securities of the SchwabFund or SchwabFunds selected by the participating Trustee (the "Selected SchwabFund Securities"). "SchwabFunds" include certain series of beneficial interest of the Trust, Schwab Investments, Schwab Capital Trust, and Schwab Advantage Trust (which has not yet commenced operations).

         Pursuant to the exemptive relief granted to the Trust, each Fund will purchase and maintain the Selected SchwabFund Securities in an amount equal to the deemed investments in that Fund of the Deferred Fee Accounts of the Independent Trustees. These transactions would otherwise be limited or prohibited by the investment policies and/or restrictions of the Funds. See "Investment Restrictions."

                               INVESTMENT MANAGER

         Charles Schwab Investment Management, Inc. (the "Investment Manager"), a wholly-owned subsidiary of The Charles Schwab Corporation, serves as the Funds' investment adviser and administrator pursuant to two separate yet otherwise substantially similar Investment Advisory and Administration Agreements (the "Advisory Agreements") between it and the Trust. The Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and currently provides investment management services to the SchwabFunds(R), a family of 21 mutual funds with over $29 billion in assets as of September 25, 1995. The Investment Manager is an affiliate of Schwab, the Trust's distributor and shareholder services and transfer agent.

         Each Advisory Agreement will continue in effect for one-year terms for each Fund to which it relates, subject to annual approval by: (1) the Trust's Board of Trustees or (2) a vote of the majority (as defined in the 1940 Act) of the outstanding voting securities of each Fund subject thereto. In either event, the continuance must also be approved by a majority of the Trust's Board of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party by vote cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement may be terminated at any time upon 60 days notice by either party, or by a majority vote of the outstanding shares of a Fund subject thereto, and will terminate automatically upon assignment.

         Pursuant to an Advisory Agreement dated June 15, 1994, as may be amended from time to time, the Investment Manager is entitled to receive an annual fee, payable monthly, of 0.46% of the

Schwab Tax-Exempt Fund's average daily net assets not in excess of $1 billion, 0.41% of such net assets over $1 billion but not in excess of $2 billion, and 0.40% of such net assets over $2 billion.

         Pursuant to a separate Advisory Agreement dated June 15, 1994, as may be amended from time to time, the Investment Manager is entitled to an annual fee, payable monthly from the Schwab California Tax-Exempt Money Fund and the Schwab New York Tax-Exempt Money Fund of 0.46% of each Fund's average daily net assets not in excess of $1 billion, 0.41% of such net assets over $1 billion but not in excess of $2 billion, and 0.40% of such net assets over $2 billion.

         No investment advisory fees were paid by the Value Advantage Shares of each Fund as of the date of this Statement of Additional Information because the Shares had not yet been offered.

                                    EXPENSES

         The Trust pays the expenses of its operations, including the fees and expenses of independent accountants, counsel, custodian and the cost of reports and notices to shareholders, costs of calculating net asset value, brokerage commissions or transaction costs, taxes, registration fees, the fees and expenses of qualifying the Trust and its shares for distribution under federal and state securities laws and membership dues in the Investment Company Institute or any similar organization. The Trust's expenses generally are allocated among the Funds on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a particular Fund or class of shares are charged to that Fund or class, respectively.

                                   DISTRIBUTOR

         Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the Trust and is the Trust's agent for the purpose of the continuous offering of the Funds' shares. Each Fund pays the cost for the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplementary sales literature and advertising. Schwab receives no fee under the Distribution Agreement. Terms of continuation, termination and assignment under the Distribution Agreement are identical to those described above with respect to the Advisory Agreements.

                          CUSTODIAN AND FUND ACCOUNTANT

         PNC Bank, National Association, at the Airport Business Center, 200 Stevens Drive, Suite 440, Lester, Pennsylvania 19113, serves as Custodian for the Trust.

         PFPC, Inc., at 103 Bellevue Parkway Wilmington, Delaware 19809, serves as Fund Accountant for the Trust.

                             ACCOUNTANTS AND REPORTS
                                 TO SHAREHOLDERS

         The Trust's independent accountants, Price Waterhouse LLP, audit and report on the annual financial statements of each series of the Trust and review certain regulatory reports and the Trust's federal income tax return. Price Waterhouse LLP also performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust. Shareholders will be sent audited annual and unaudited semi-annual financial statements. The address of Price Waterhouse LLP is 555 California Street, San Francisco, California 94104.

                                  LEGAL COUNSEL

         Ropes & Gray, 1001 Pennsylvania Avenue, N.W., Suite 1200 South, Washington, D.C. 20004, is counsel to the Trust.


                       PORTFOLIO TRANSACTIONS AND TURNOVER

                             PORTFOLIO TRANSACTIONS

         Portfolio transactions are undertaken principally to pursue the objective of each Fund in relation to movements in the general level of interest rates, to invest money obtained from the sale of Fund shares, to reinvest proceeds from maturing portfolio securities and to meet redemptions of Fund shares. Portfolio transactions may increase or decrease the yield of a Fund depending upon management's ability to correctly time and execute them.

         The Investment Manager, in effecting purchases and sales of portfolio securities for the account of each Fund, seeks to obtain best price and execution. Subject to the supervision of the Board of Trustees, the Investment Manager generally selects broker-dealers for the Funds primarily on the basis of the quality and reliability of services provided, including execution capability and financial responsibility.

         When the execution and price offered by two or more broker-dealers are comparable, the Investment Manager may, in its discretion, utilize the services of broker-dealers that provide it with investment information and other research resources. Such resources may also be used by the Investment Manager when providing advisory services to other investment advisory clients, including mutual funds.

         The Trust expects that purchases and sales of portfolio securities will usually be principal transactions. Securities will normally be purchased directly from the issuer or from an underwriter or market maker for the securities.

         Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

         The investment decisions for each Fund are reached independently from those for other accounts managed by the Investment Manager. Such other accounts may also make investments in instruments or securities at the same time as a Fund. When two or more accounts managed by the Investment Manager have funds available for investment in similar instruments, available instruments are allocated as to amount in a manner considered equitable to each account. In some cases this procedure may affect the size or price of the position obtainable for a Fund. However, it is the opinion of the Board of Trustees that the benefits conferred by the Investment Manager outweigh any disadvantages that may arise from exposure to simultaneous transactions.

                               PORTFOLIO TURNOVER

         Because securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, each Fund's portfolio turnover rate for reporting purposes is expected to be zero.

                             DISTRIBUTIONS AND TAXES

                                  DISTRIBUTIONS

         On each day that the net asset value per share of the Value Advantage Shares of a Fund is determined ("Business Day"), such Shares' net investment income will be declared as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) as a daily dividend to shareholders of record as of the last calculation of net asset value prior to the declaration. For the Value Advantage Shares of each Fund, dividends will normally be reinvested monthly in full and fractional Value Advantage Shares of the Fund at the net asset value on the fifteenth day of each month, if a Business Day, otherwise on the next Business Day. If cash payment is requested, checks will normally be mailed on the Business Day following the reinvestment date. Each Fund will pay shareholders, who redeem all of their shares, all dividends accrued to the time of the redemption within seven days.

         Each Fund calculates its dividends based on its daily net investment income. For this purpose, the net investment income of the Value Advantage Shares of a Fund consists of: (1) accrued interest income, plus or minus amortized discount or premium, excluding market discount, minus (2) accrued expenses allocated to the Value Advantage Shares of that Fund. If a Fund realizes any capital gains, such gains will be distributed at least once during the year as determined by the Board of Trustees. Any realized short-term capital losses to the extent not offset by realized capital gains will be carried forward. It is not anticipated that a Fund will realize any long-term capital gains, but if it does so, these gains will be distributed annually. Expenses of the Trust are accrued each day. Should the net asset value of the Value Advantage Share of a Fund deviate significantly from market value, the Board of Trustees could decide to value the investments at market value and any unrealized gains and losses could affect the amount of the Fund's distributions to holders of Value Advantage Shares.

                              FEDERAL INCOME TAXES

         It is the policy of each Fund to qualify for taxation as a "regulated investment company" by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject.

         In order to qualify as a regulated investment company, each of the Funds must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stocks, securities or currencies; (2) derive less than 30% of its gross income from gains from the sale or other disposition of certain assets (including stocks and securities) held for less than three months; and (3) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund's total assets is represented by cash or cash items, United States Government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than United States Government securities or securities of any other regulated investment company) or of two or more issuers that the Fund controls, within the meaning of the Code, and that are engaged in the same, similar or related trades or businesses. These requirements may restrict the degree to which a Fund may engage in short-term trading and certain hedging transactions and may limit the range of the Fund's investments. If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, which it distributes to shareholders, provided that the Fund meets certain minimum distribution requirements. To comply with these requirements, a Fund must distribute at least (a) 90% of its "investment company taxable income" (as that term is defined in the Code) and (b) 90% of the excess of its (i) tax-exempt interest income over (ii) certain deductions attributable to that income (with certain exceptions), for its taxable year. Each Fund intends to make sufficient distributions to shareholders to meet these requirements.

         If a Fund fails to distribute in a calendar year (regardless of whether it has a non-calendar taxable year) substantially all of its (i) ordinary income for such year; and (ii) capital gain net income for the year ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. Each Fund intends generally to make distributions sufficient to avoid imposition of this excise tax.

         Any distributions declared by the Funds in October, November or December to shareholders of record during those months and paid during the following January are treated, for tax purposes, as if they were received by each shareholder on December 31 of the year declared. A Fund may adjust its schedule for the reinvestment of distributions for the month of December to assist in complying with the reporting and minimum distribution requirements of the Code.

         The Funds do not expect to realize any significant amount of long-term capital gain. However, any distributions of long-term capital gain will be taxable to the shareholders as long-term capital gain, regardless of how long a shareholder has held the Fund's shares. If a shareholder disposes of shares at a loss before holding such shares for longer than six months, the loss will be treated as a long-term capital loss to the extent the shareholder received a capital gain dividend on the shares.

         A Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends paid to any shareholder (1) who fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) who provides an incorrect taxpayer identification number; (3) who is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; or (4) who fails to provide a certified statement that he or she is not subject to "backup withholding." This "backup withholding" is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

         The Funds may engage in investment techniques that may alter the timing and character of the Funds' income. The Funds may be restricted in their use of these techniques by rules relating to their qualification as regulated investment companies.

         The foregoing discussion relates only to federal income tax law as applicable to U.S. citizens or residents. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) generally are subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains generally are not subject to U.S. taxation, unless the recipient is an individual who meets the Code's definition of "resident alien." Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Distributions by a Fund may also be subject to state, local and foreign taxes, and their treatment under applicable tax laws may differ from the federal income tax treatment.

         The Code permits a regulated investment company that invests at least 50% of its assets at the close of each quarter in Municipal Securities to pass through to its investors, on a tax-exempt basis, net Municipal Securities interest income. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by any Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders after the close of such Fund's taxable year, but not to exceed in the aggregate the net Municipal Securities interest income received by each such Fund during the taxable year. The percentage of the total dividends paid for any taxable year that qualified as exempt-interest dividends will be the same for all shareholders receiving dividends from each Fund during such year, regardless of the period for which the Shares were held. If for any taxable year any Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders) when distributed, and Municipal Securities interest income, although not taxed to the Funds, would be taxable to shareholders.

         This discussion of federal income taxation presented above only summarizes some of the important federal tax considerations generally affecting purchasers of Fund shares. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund and its shareholders, and the discussion is not intended as a substitute for careful tax planning. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisers regarding the consequences of investing in a Fund.

                                   STATE TAXES

         With respect to the Schwab California Tax-Exempt Money Fund, if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of obligations the interest on which is exempt from California personal income taxation under the Constitution or laws of California or of the United States ("California Exempt Obligations"), then the Fund will be qualified to pay dividends exempt from State of California personal income tax to its non-corporate shareholders (hereinafter referred to as "California exempt-interest dividends"). The Schwab California Tax-Exempt Money Fund intends to qualify under the above requirement so that it can pay California exempt-interest dividends. If the Schwab California Tax-Exempt Money Fund fails to so qualify, no part of its dividends will be exempt from State of California personal income tax.

         With respect to the Schwab New York Tax-Exempt Money Fund, there is no analogous requirement, so all dividends representing interest on New York Municipal Securities that is exempt from New York personal income taxation will be exempt from New York personal income taxes in the hands of non-corporate shareholders ("New York exempt-interest dividends").

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

         Not later than 60 days after the close of its taxable year, the Schwab California and New York Tax-Exempt Money Funds will notify each shareholder of the portion of the dividends paid by it to the shareholder with respect to such taxable year which is exempt from State of California personal income tax or New York personal income tax, respectively.

         The total amount of California exempt-interest dividends paid by the Schwab California Tax-Exempt Money Fund to all of its shareholders with respect to any taxable year cannot exceed the amount of interest received by the Fund during such year on California Exempt Obligations, less any expenses or expenditures (including any expenditures attributable to the acquisition of additional securities for the Schwab California Tax-Exempt Money Fund) that are deemed to have been paid from such interest. Dividends paid by the Schwab California Tax-Exempt Money Fund in excess of this limitation will be treated as ordinary dividends subject to State of California personal income tax at ordinary rates. For purposes of this limitation, expenses or other expenditures paid during any year generally will be deemed to have been paid with funds attributable to interest received by the Fund from California Exempt Obligations for such year in the same ratio as such interest from California Exempt Obligations for such year bears to the total gross income earned by the Fund for the year. The effect of this accounting convention is that amounts of interest from California Exempt Obligations received by the Schwab California Tax-Exempt Money Fund that would otherwise be available for distribution as California exempt-interest dividends will be reduced by the expenses and expenditures deemed to have been paid from such amounts.

         To the extent, if any, dividends paid to shareholders by the Schwab California Tax-Exempt Money Fund or New York Tax-Exempt Money Fund are derived from long-term and short-term capital gains, such dividends will not constitute California or New York exempt-interest dividends. Rules similar to those regarding the treatment of such dividends for federal income tax purposes are also applicable for State of California and New York personal income tax purposes. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry shares of the Schwab California Tax-Exempt Money Fund or New York Tax-Exempt Money Fund is not deductible for state personal income tax purposes if the Fund distributes California or New York exempt- interest dividends to the shareholder during his or her taxable year.

         The foregoing is only a summary of some of the important state personal income tax considerations generally affecting the Schwab California Tax-Exempt and New York Tax-Exempt Money Funds and their shareholders. No attempt is made to present a detailed explanation of the state personal income tax treatment of the Schwab California Tax-Exempt and New York Tax-Exempt Money Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of the Schwab California Tax-Exempt and New York Tax-Exempt Money Funds' dividends constituting California or New York exempt-interest dividends, respectively, is excludable from income for State of California or State of New York personal income tax purposes only.

         Any dividends paid to shareholders of the Funds subject to state franchise tax will be taxed as ordinary dividends to such shareholders, notwithstanding that all or a portion of such dividends is exempt from state personal income tax. Accordingly, potential investors in the Schwab California Tax-Exempt or New York Tax-Exempt Money Funds, including, in particular, corporate investors which may be subject to California or New York franchise tax, should consult their tax advisers with respect to the application of such tax to the receipt of dividends from the Funds and as to their own state tax situation, in general.


                             SHARE PRICE CALCULATION

         Each Fund values its portfolio instruments at amortized cost, which means that they are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made to compare the value of a Fund's investments at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. The amortized cost method of valuation seeks to maintain a stable $1.00 per share net asset value even where there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can in certain circumstances lead to a dilution of a shareholder's interest. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Fund's $1.00 per share net asset value for its Value Advantage Shares, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If the net asset value per share for a Fund's Value Advantage Shares (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share for a Fund's Value Advantage Shares. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Fund's net asset value per share for its Value Advantage Shares (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share for its Value Advantage Shares.

                                      YIELD

         The historical performance of the Value Advantage Shares of each Fund may be shown in the form of yield, effective yield, tax-equivalent yield and tax-equivalent effective yield. These measures of performance are described below.

                                      YIELD

         Yield refers to the net investment income generated by a hypothetical investment in the Value Advantage Shares of a Fund over a specific 7-day period. This net investment income is then annualized, which means that the net investment income generated during the 7-day period is assumed to be generated in each 7-day period over an annual period, and is shown as a percentage of the investment.

                                 EFFECTIVE YIELD

         Effective yield is calculated similarly, but the net investment income earned by the investment is assumed to be compounded weekly when annualized. The effective yield will be slightly higher than the yield due to this compounding effect.

                            TAX-EQUIVALENT YIELD AND
                         TAX-EQUIVALENT EFFECTIVE YIELD

         The tax-equivalent yield of the Value Advantage Share of the Schwab Tax-Exempt Fund is computed by dividing that portion of the Value Advantage Shares' yield (computed as described above) that is tax-exempt by an amount equal to one minus the stated federal income tax rate (normally assumed to be the maximum applicable marginal tax bracket rate) and adding the result to that portion, if any, of the yield of the Value Advantage Shares that is not tax-exempt. The tax-equivalent yield of the Value Advantage Shares of the Schwab California Tax-Exempt Money Fund is calculated by dividing that portion of the Value Advantage Shares' yield (computed as described above) which is tax-exempt by an amount equal to one minus the stated combined State of California and federal income tax rate (normally assumed to be the maximum federal marginal rate of 39.6% and the California marginal rate of 11.0%, although other rates may be used at times), and adding the result to that portion, if any, of the Value Advantage Shares' yield that is not tax-exempt. The tax- equivalent yield of the Value Advantage Shares of the Schwab New York Tax-Exempt Money Fund is calculated by dividing that portion of the Value Advantage Shares' yield (computed as described above) which is tax-exempt by an amount equal to one minus the stated combined New York municipal, State of New York and federal income tax rate (normally assumed to be the maximum federal marginal rate of 39.6%, the State of New York marginal rate of 7.875% and the New York municipal marginal rate of 4.46%, although other rates may be used at times), and adding the result to that portion, if any, of the Value Advantage Shares' yield that is not tax-exempt.

         Tax-equivalent effective yields are computed in the same manner as tax-equivalent yields, except that effective yield is substituted for yield in the calculation. In calculating tax-equivalent yields and effective yields, the Schwab Tax-Exempt Money Fund generally assumes an effective tax rate of 39.6%, the Schwab California Tax-Exempt Money Fund generally assumes an effective tax rate (combining the federal 39.6% rate and the California 11.0% rate, and assuming the taxpayer deducts California state taxes paid) of 46.24%, and the Schwab New York Tax-Exempt Money Fund generally assumes an effective tax rate (combining the federal 39.6% rate, the New York state 7.875% rate and the New York municipal 4.46% rate, and assuming the taxpayer deducts New York state and municipal taxes paid) of 47.05%. Investors in the Schwab New York Tax-Exempt Money Fund should understand that, under legislation enacted in New York State and New York City, the maximum effective tax rate for 1995 will be 46.88%, and the rates for 1996 and 1997 will be 45.25% and 44.85%, respectively. The tax rate cuts reflected herein are subject to postponement or elimination. The effective tax rates used in determining such yields do not reflect the tax costs resulting from the full or partial loss of the benefits of personal exemptions, itemized deductions and California exemption credits that may result from the receipt of additional taxable income by taxpayers with adjusted gross incomes exceeding $114,700 (for joint returns) or $57,350 (for separate returns) in 1995. Actual tax-equivalent yields and tax-equivalent effective yields may be higher for taxpayers subject to the loss of these benefits than the rates reported by the Funds.

                         TAX-EXEMPT VERSUS TAXABLE YIELD

         Investors may want to determine which investment--tax exempt or taxable--will provide a higher after-tax return. To determine the tax-equivalent yield, or tax-equivalent effective yield, simply divide the yield or effective yield of the Value Advantage Shares of the Fund by 1 minus your marginal federal tax rate (or combined state and federal tax rate in the case of the Schwab California Tax-Exempt Money Fund, or combined municipal, state, and federal tax rate in the case of the Schwab New York Tax-Exempt Money Fund). Note, however, that as discussed above full or partial loss by certain investors of the described federal tax benefits could cause the resulting figure to understate the after-tax return produced by the Value Advantage Shares of the Fund in question.

                              GENERAL INFORMATION

         The Trust is generally not required to hold shareholder meetings. However, as provided in its Agreement and Declaration of Trust and Bylaws, shareholder meetings will be held in connection with the following matters: (1) election or removal of trustees if a meeting is requested in writing by a shareholder or shareholders who beneficially own(s) 10% or more of the Trust's shares; (2) adoption of any contract for which shareholder approval is required by the 1940 Act; (3) any termination of the Trust to the extent and as provided in the Declaration of Trust; (4) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust or any of its investment portfolios, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (5) determining whether a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (6) such additional matters as may be required by law, the Declaration of Trust, the Bylaws or any registration of the Trust with the SEC or any state or as the Board of Trustees may consider desirable. The shareholders also would vote upon changes to a Fund's fundamental investment objective, policies or restrictions.

         Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of his or her successor or until death, resignation, retirement or removal by a majority vote of the shares entitled to vote (as described below) or of a majority of the Trustees. In accordance with the 1940 Act (i) the Trust will hold a shareholder meeting for the election of trustees when less than a majority of the trustees have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled by a vote of the shareholders.

         Upon the written request of 10 or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the Trust's outstanding shares stating that they wish to communicate with the other shareholders for the purpose of obtaining signatures necessary to demand a meeting to consider removal of one or more trustees, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

         The Bylaws provide that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum, unless otherwise provided by the 1940 Act or other applicable law. Thus, even if less than a majority of shareholders were represented, a meeting of the Trust's shareholders could occur. Attending shareholders would in such case be permitted to take action not requiring the vote of more than a majority of a quorum. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of the Trust, and certain amendments of the Declaration of Trust, could not be decided at such a meeting, nor could matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities," as defined in the 1940 Act. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

         Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the Trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the Trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder. Moreover, the Trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.

         For further information, please refer to the registration statement and exhibits for the Trust on file with the SEC in Washington, D.C. and available upon payment of a copying fee. The statements in the Prospectus and this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

                         PRINCIPAL HOLDERS OF SECURITIES

         As of June 6, 1995, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, Ca 94104, directly or beneficially owned 100% of each Fund's Value Advantage Shares.

                       PURCHASE AND REDEMPTION OF SHARES

         The minimum initial investment for the Value Advantage Shares of each Fund is $25,000 and subsequent investments of $5,000 or more may be made. These minimum requirements may be changed at any time and are not applicable to certain types of investors. The Trust may waive the minimums for purchases by trustees, directors, officers or employees of the

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

Trust, Schwab or the Investment Manager. The Trust has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of the stated limits may be paid, in whole or in part, in investment securities or in cash, as the Trust's Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such a practice detrimental to the best interests of the Fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in the Prospectus of the Fund affected under "Share Price Calculation" and a redeeming shareholder would normally incur brokerage expenses if he or she converted the securities to cash.

                                OTHER INFORMATION

         The Prospectus of the Funds and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

         Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

         THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE TRUST, ANY SERIES THEREOF, OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.

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

                   APPENDIX - RATINGS OF INVESTMENT SECURITIES

                                COMMERCIAL PAPER

                            MOODY'S INVESTORS SERVICE

         Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service ("Moody's"). Issuers (or related supporting institutions) of commercial paper with this rating are considered to have a superior ability to repay short-term promissory obligations. Issuers (or related supporting institutions) of securities rated Prime-2 are viewed as having a strong capacity to repay short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of issuers whose commercial paper is rated Prime-1 but to a lesser degree.

                          STANDARD & POOR'S CORPORATION

         A Standard & Poor's Corporation ("S&P") A-1 commercial paper rating indicates either an overwhelming or very strong degree of safety regarding timely payment of principal and interest. Issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.

                         DUFF & PHELPS CREDIT RATING CO.

         Duff-1 is the highest commercial paper rating assigned by Duff & Phelps Credit Rating Co. ("Duff"). Three gradations exist within this rating category: a Duff-1+ rating indicates the highest certainty of timely payment (issuer short-term liquidity is found to be outstanding and safety is deemed to be just below that of risk-free short-term United States Treasury obligations), a Duff-1 rating signifies a very high certainty of timely payment (issuer liquidity is determined to be excellent and risk factors are considered minor) and a Duff-1-rating denotes high certainty of timely payment (issuer liquidity factors are strong and risk is very small). A Duff-2 rating indicates a good certainty of timely payment; liquidity factors and company fundamentals are sound and risk factors are small.

                          FITCH INVESTORS SERVICE, INC.

         F-1+ is the highest category, and indicates the strongest degree of assurance for timely payment. Issues rated F-1 reflect an assurance of timely payment only slightly less than issues rated F-1+. Issues assigned an F-2 rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues in the first two rating categories.

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
             SHORT-TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS

                            MOODY'S INVESTORS SERVICE

         Short-term notes/variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2/VMIG-2 are of high quality and enjoy ample margins of protection although not as large as those of the top rated securities.

                          STANDARD & POOR'S CORPORATION

         An S&P SP-1 rating indicates that the subject securities' issuer has a very strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation. S&P's determination that an issuer has a satisfactory capacity to pay principal and interest is denoted by an SP-2 rating.

                                      IBCA

         Obligations supported by the highest capacity for timely repayment are rated A1+. An A1 rating indicates that the obligation is supported by a very strong capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although adverse changes in business, economic, or financial conditions may affect this capacity.

                                     BONDS

                            MOODY'S INVESTORS SERVICE

         Moody's rates the bonds it judges to be of the best quality Aaa. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or extraordinarily stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues. Bonds carrying an Aa designation are deemed to be of high quality by all standards. Together with Aaa rated bonds, they comprise what are generally known as high grade bonds. Aa bonds are rated lower than the best bonds because they may enjoy relatively lower margins of protection, fluctuations of protective elements may be of greater amplitude or there may be other factors present which make them appear to be subject to somewhat greater long-term risks.


                         DUFF & PHELPS CREDIT RATING CO.

         Duff confers an AAA designation to bonds of issuers with the highest credit quality. The risk factors associated with these bonds are negligible, being only slightly more than for risk-free United States Treasury debt. AA rated bonds are of high credit quality and have strong protection factors. The risks associated with them are modest but may vary slightly from time to time because of economic conditions.

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

        COMMERCIAL PAPER, SHORT-TERM OBLIGATIONS AND DEPOSIT OBLIGATIONS
                                ISSUED BY BANKS

                             THOMSON BANKWATCH (TBW)

         TBW-1 is the highest category and indicates the degree of safety regarding timely repayment of principal and interest is very strong. TBW-2 is the second highest category and while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

27